                                                                    Exhibit 10.6




                            STOCK EXCHANGE AGREEMENT

                                     AMONG

                               STONERIDGE, INC.,

                              BERIFORS HOLDING BV,

                                  STEN FORSEKE

                                      AND

                                 BERNT ERIKSSON

                             Dated October 6, 1997

                                TABLE OF CONTENTS
                                ----------------
                                                                            Page
                                                                            ----

1.   Purchase and Sale of Shares ..........................................  1

     1.1  The Purchase and Sale ...........................................  1

2.   Consideration ........................................................  2

     2.1  Exchange of Shares ..............................................  2

3.   Representations and Warranties .......................................  2

     3.1  Regarding Related Entities ......................................  2
     3.2  Authority; No Conflicts .........................................  2
     3.3  Capitalization ..................................................  3
     3.4  Compliance with Applicable Laws .................................  4
     3.5  Financial Statements ............................................  4
     3.6  Tax Representations and Cooperation
          and Exchange of Information .....................................  4
     3.7  Absence of Changes or Events ....................................  5
     3.8  Contracts and Customers .........................................  5
     3.9  Litigation ......................................................  6
     3.10 Title to Assets; Liens ..........................................  6
     3.11 Absence of Undisclosed Liabilities ..............................  6
     3.12 The Buyer's IPO .................................................  6
     3.13 Securities Matters ..............................................  7
     3.14 Relations with Unions ...........................................  7

4.   Representations and Warranties of the Buyer ..........................  7

     4.1  Authority; No Conflicts .........................................  7
     4.2  Stoneridge Shares ...............................................  7

5.   Covenants ............................................................  8

     5.1  Certain Actions .................................................  8
     5.2  Reasonable Best Efforts .........................................  8
     5.3  Antitrust Notification ..........................................  8
     5.4  Notification of Certain Matters .................................  8
     5.5  Fees and Expenses ...............................................  8
     5.6  Conduct of the Business of the
          Company .........................................................  8
     5.7  Certain Other Agreements ........................................  9
     5.8  Lockup Agreements ...............................................  9
     5.9  Certain Restrictions ............................................  9
     5.10 Prior Agreement ................................................. 10
     5.11 Change of Name of the Seller .................................... 10

6.   The Closing .......................................................... 10

     6.1  Date and Place of Closing ....................................... 10
     6.2  Deliveries at Closing ........................................... 11

7.   Conditions to Closing ................................................ 11

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                                                                            Page
                                                                            ----

     7.1  Conditions to Each Party's
          Obligations to Close ............................................ 11
     7.2  Conditions to the Buyer's
          Obligations to Close ............................................ 12

8.   Termination: Amendment; Waiver ....................................... 13

     8.1  Termination ..................................................... 13
     8.2  Effect of Termination ........................................... 13
     8.3  Amendment ....................................................... 13
     8.4  Extension; Waiver ............................................... 13

9.   Survival of Representations and Warranties;
     Indemnification ...................................................... 14

     9.1  Survival of Representations and
          Warranties ...................................................... 14
     9.2  Indemnification ................................................. 14
     9.3  Satisfaction of Indemnification.................................. 14

10.  Miscellaneous ........................................................ 14

     10.1 Validity ........................................................ 14
     10.2 Notices ......................................................... 15
     10.3 Governing Law; Dispute Resolution ............................... 15
     10.4 Headings ........................................................ 16
     10.5 Parties in Interest ............................................. 16
     10.6 Counterparts .................................................... 16
     10.7 Press Releases .................................................. 16
     10.8 Entire Agreement ................................................ 16














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                            STOCK EXCHANGE AGREEMENT


                             Dated October 6, 1997
                             ---------------------

                 The parties to this Stock Exchange Agreement (the "Agreement") are Stoneridge, Inc., an Ohio corporation (the "Buyer"), Stan Forseke and
Bernt Eriksson (each a "Shareholder" and collectively the "Shareholders") and Berifors Holding BV, a Dutch Private closed company (the "Seller").

                 WHEREAS, the Buyer, each Shareholder, Bernt & Sten AB and Stoneridge AB are parties to a Shareholders' Agreement dated 26 April 1996 (the "Prior Agreement");

                 WHEREAS, the Seller is, or immediately prior to the Closing (as defined in Section 6) will be, the owner of fifty (50) shares of Stoneridge AB, a Swedish corporation ("XAB") with registration number 556442-9198 and of five hundred (500) shares of Bernt & Sten AB, another Swedish corporation ("YAB") with registration number 556433-3879, representing all of the issued and outstanding equity interest of XAB and YAB (such equity interest the "Shares");

                 WHEREAS, the Shareholders are, or immediately prior to the Closing will be, the owners of all of the issued and outstanding equity securities of the Seller;

                 WHEREAS, each of XAB and YAB are, or immediately prior to the Closing will be, the owners of 1500 shares of Berifors AB, a Swedish corporation (the "Company") with registration number 556442-9388, representing a majority of all of the issued and outstanding equity interests of any class of the Company (the "Berifors Shares");

                 WHEREAS, the Company owns all of the issued and outstanding stock of each of the following entities; Berifors Production AB, Berifors Electronic AB and Berifors GmbH Electronics (each a "Subsidiary," collectively the "Subsidiaries");

                 WHEREAS, the Seller wishes to sell to the Buyer, and the Buyer wishes to purchase from the Seller, the Shares pursuant to the terms and subject to the conditions set forth herein.

                 Accordingly, the parties agree as follows:

1.   PURCHASE AND SALE OF SHARES.

     1.1 THE PURCHASE AND SALE. On the terms and subject to the conditions hereof, the Seller hereby agrees to sell, transfer and deliver to the Buyer, and the Buyer hereby agrees to purchase from the Seller, at the Closing, the Shares. At the Closing, the Seller shall deliver to the Buyer the certificates representing the Shares (the "Certificates") Properly endorsed.

2.   CONSIDERATION.
     --------------

     2.1 EXCHANGE OF SHARES. At the Closing, in payment in full for the Shares, the Buyer shall sell, transfer and deliver to the Seller, and the Seller shall acquire from the Buyer, 704,563 unregistered Common Shares, without par value, of the Buyer (the "Stoneridge Shares"). The number of Stoneridge Shares shall not be revised if the actual price at which such shares are sold is different from the parties most current estimate of the price at which the Buyer's common shares are most likely to be sold to the public in the Buyers' IPO Price (as defined in Section 3.12) (the "Estimated IPO Price") or if the exchange rate between U.S. $ and SEK changes.

3. REPRESENTATIONS AND WARRANTIES. Unless otherwise reported to the Buyer of discussed at any meeting with the Board of directors of the Company at which meeting any of the Directors representing the Buyer has been present, the Seller and each Shareholder jointly and severally represent and warrant to the Buyer as follows:

     3.1 REGARDING RELATED ENTITIES. The Seller was incorporated in the Netherlands on September 5, 1997, specifically for the purpose of entering into this Agreement and the transactions contemplated by this Agreement and has taken no action and conducted no business other than the acquisition of XAB and YAB and entering into this agreement. XAB and YAB were formed by the Shareholders solely for the purpose of owning shares of stock of the Company and have taken no action and conducted no business other than purchasing and holding stock of the Company. The Seller has, and immediately prior to the Closing will have no liabilities or obligations, contingent or otherwise, other than the obligations of the Seller under this Agreement. The Buyer is aware of that XAB and YAB at the Closing will have debts to Sparbanken amounting to SEK 1,500,000 each. The settlement of these debts will be the Buyer's responsibility. Furthermore, the Buyer also acknowledges that XAB has debts of SEK 500,000 to each of the Shareholders and that the Company, before the Closing shall pay SEK 1,000,000 to XAB in repayment of shareholders contribution from XAB to the Company, with which amount XAB shall settle corresponding debts to the Shareholders.

     3.2 AUTHORITY; NO CONFLICTS. Each of the Seller, XAB, YAB, the Company and each Subsidiary is a corporation duly formed, validly existing and in good standing under the laws of its jurisdiction of incorporation or formation. The Buyer acknowledges that the registered share capital of both XAB and YAB is limited to SEC 50,000 and that the Swedish Companies Act will require a registered share capital of minimum SEK 100,000 effective from January 1, 1998. If so requested by the Buyer, the Shareholders and the Seller jointly and

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severally covenants to take or cause to be taken all necessary actions, except for the contribution of the necessary funds, for such increase in order to increase the registered share capital of both XAB and YAB to SEK 100,000 in such time as necessary to meet the requirements of the Swedish Companies Act. Each of the Seller, XAB, YAB, the Company and each Subsidiary is duly qualified to do business and is in good standing in each jurisdiction where the nature of the business conducted by it or the properties owned by it requires it to qualify to do business as a foreign entity. This Agreement and the transactions contemplated hereby have been duly authorized by all requisite board of director and stockholder actions of the parties thereto and constitute the valid and binding obligation of the Seller, XAB, YAB, the Shareholders and the other parties thereto, enforceable against them in accordance with their respective terms. The execution and delivery of this Agreement does not and did not, and the consummation of the transactions contemplated hereby will not and did not,
(a) conflict with the organizational or governing documents of any of XAB, YAB the Company, any Subsidiary or the Seller, (b) result in any violation of or default under, or give rise to a right of termination or acceleration of any obligation or to loss of a material benefit under, any material contract, agreement or arrangement to which the Company, XAB, YAB or any Subsidiary is a party or by which any of the Company or any Subsidiary may be bound, or (c) violate any material judgment, statute, law or rule applicable to any of the Company, any Subsidiary, XAB, YAB or the Seller or any of their property or assets. No consent, approval or notification to any court or governmental or regulatory authority is required to be obtained or made by or with respect to any of the Company, any Subsidiary or the Seller in connection with the execution, delivery or performance of this Agreement or the Consummation of the transactions contemplated hereby except such as have been obtained or made or are contemplated by Section 5.3.


     3.3 CAPITALIZATION. Immediately prior to the Closing, the authorized and outstanding capital stock of the Company will consist of 5,475 shares and (assuring that the Convertible Debt (as defined in Section 7.2(e)) has not been converted into capital stock of the Company) will be owned as set forth in
Schedule 3.3 to this Agreement. Immediately following the Closing, (i) the Buyer will own all of the issued and outstanding capital stock of XAB and YAB, (ii) XAB will own 27.5% and YAB will own 27.5% of the issued and outstanding capital stock of the Company (assuming that the Convertible Debt has not been converted into capital stock of the Company), and (iii) the Company will own all of the issued and outstanding capital stock of the Subsidiaries, in each case free and clear of all encumbrances, security interests and restrictions whatsoever, except as regards the Berifors Shares, in which a security has been granted in favor of Sparbanken. The Berifors Shares will be free and clear of all encumbrances referenced immediately above following settlement of the




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

debts to Sparbanken amounting to SEK 3,000,000 referenced in 3.1 above. The Shares and the Berifors Shares have been duly authorized and validly issued, are fully paid and nonassessable and are free of preemptive rights. Except for the Convertible Debt and as set forth in the Prior Agreement, there are no outstanding subscriptions, options or other agreements or commitments relating to the issuance, transfer, purchase or sale of any capital stock or securities (including debt obligations) convertible into capital stock (or any such convertible into or exchangeable for exchangeable securities) of XAB, YAB, the Company or any Subsidiary, or obligations to grant or enter into any subscription, convertible or exchangeable security or other similar agreement or commitment. Other than the Subsidiaries, the Company is not, directly or indirectly, the record or beneficial owner of any shares of capital stock or other equity interests of any corporation, company, partnership or other entity. XAB and YAB immediately prior to the Closing, will not be, directly or indirectly, the record or beneficial owner of any shares of capital stock or other equity interest of any corporation, company, partnership or other entity, other than the Company. The Conversion Stock (as defined in Section 7.2(e)) has been duly authorized for issuance upon the conversion of the Convertible Debt and when issued upon conversion of the Convertible Dept, will be validly issued, fully paid and nonassessable and free of preemptive rights.

     3.4 COMPLIANCE WITH APPLICABLE LAWS. The business and affairs of each of the Company, each Subsidiary, YAB and XAB have been conducted in compliance with all applicable laws, order, ordinances, rules and regulations of any governmental authority, except to the extent noncompliance would not have a material adverse effect on the business or financial condition of any such entity.

     3.5 FINANCIAL STATEMENTS. The unaudited consolidated balance sheet and related income statement and statement of cash flow of the Company and the Subsidiaries (the "Interim Financials") as of and for the eight months ended August 31, 1997 (the "Interim Financial Statement Date") were prepared in accordance with generally accepted accounting principles in Sweden consistently applied, except as may be indicated in the notes thereto. The Interim Financials fairly present, in all material respects, the consolidated results of operations and financial position of the Company and the Subsidiaries for the periods and at the dates presented.

     3.6 TAX REPRESENTATIONS AND COOPERATION AND EXCHANGE OF INFORMATION.
         ---------------------------------------------------------------

     (i) the members of the Company Group (as defined in Schedule 3.6) have (a) timely filed with all appropriate Taxing Authorities (as defined in Schedule 3.6) true, correct, and complete copies of all tax return required to be filed by or with respect to them, and (b) paid in full




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all taxes due or owing (whether or not shown on any Tax Return (as defined in
Schedule 3.6)). With respect to Taxes (as defined in Schedule 3.6) not yet due, each member of the Company Group has made adequate provision (reflected in the Interim Financial Statements and also set forth in Schedule 3.6 hereof) for the payment of such Taxes (including, without limitation, any Taxes for periods up to and including the Closing, any Taxes resulting from potential audit adjustments, and any Taxes resulting from book/tax timing differences). None of the transactions contemplated by this Agreement or to be consummated before the transactions contemplated by this Agreement will cause any Tax (including any increase or acceleration in any Tax) to be due from the Buyer or any member of the Company Group.

     (ii) None of the members of the Company Group has received any notice of deficiency or assessment from any taxing authority with respect to liabilities for taxes of any member of the Company Group. There is no pending or, to the best of the knowledge of the Seller, the Shareholders, or any member of the Company Group, threatened tax audit, administrative proceeding or judicial proceeding being conducted with respect to any member of the Company Group. No member of the Company Group has executed or filed with any taxing authority any agreement or other document extending, or having the effect of extending, the period for assessment or collection of any taxes.

     (iii) Each party hereto, on behalf of itself and its affiliates, agrees to retain or cause to be retained all information that may be relevant to any Tax for any period with respect to which the relevant statute of limitations has not expired and shall provide the other party hereto with such information and cooperation as such other party shall reasonably request in connection with the preparation or filing of any Tax Return or other document with any tax authority.

     3.7 ABSENCE OF CHANGES OR EVENTS. Since December 31, 1996, the business of the Company and each Subsidiary has been conducted in the ordinary course and there has not been any material adverse change in the business or financial condition of the Company, any Subsidiary, YAB or XAB or any event which could reasonably be expected to result in any such material adverse change.

     3.8 CONTRACTS AND CUSTOMERS. Neither the Company nor any Subsidiary nor, to the best knowledge of the Seller and the Shareholders, any other party, is, or with the giving of notice or the passage of time will be, in breach or default under any contract or agreement, oral or written, to which the Company or any Subsidiary is bound, except for any such breach or default which could not reasonably be expected to have a material adverse effect on the Company or any Subsidiary. Since December 31, 1996, no customer of the Company or any subsidiary has



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terminated its relationship with, or had decreased materially its purchases from, the Company or any Subsidiary, and no Shareholder, the Company or any Subsidiary has received any notice or has any reason to believe that any customer of the Company or any Subsidiary intends to terminate its relationship with or materially decrease its purchase from the Company or any Subsidiary.

     3.9 LITIGATION. There are no actions, suits, arbitrations, investigations or proceedings pending or, to the best knowledge of the Seller and the Shareholders, threatened against the Company, any Subsidiary, XAB, YAB or the Seller, or any property of the Company, any Subsidiary, XAB, YAB, or the Seller of any kind, except actions, suits, arbitrations, investigations or proceedings which, individually or in the aggregate, have not had and if adversely determined or resolved, could not reasonably be expected to have a material adverse effect on the business or financial condition of the Company, the Seller any Subsidiary, XAB or YAB.

     3.10 TITLE TO ASSETS; LIENS. Except as disclosed in Schedule 3.10, the Company and the Subsidiaries have good and marketable title, insurable indefeasible fee simple title in the case of real property to all of their property, equipment and other assets, and such assets are free and clear of any mortgages, liens, security interests, encumbrances or title defects of any nature whatsoever, except such as could not have a material adverse effect on the Company or any Subsidiary.

     3.11 ABSENCE OF UNDISCLOSED LIABILITIES. Except as disclosed in Schedule
3.11 or referenced in Section 3.1, neither the Company, XAB, YAB nor any Subsidiary has any liabilities or obligations (whether choate or inchoate, absolute or contingent, or otherwise) except with respect to the Company and the Subsidiaries (a) liabilities which are reflected and reserved against or disclosed on the Interim Financial Statements, and (b) liabilities incurred in the ordinary course of business and consistent with past practice and which have not resulted in, and could not reasonably be expected to result in, individually or in the aggregate, a material adverse effect on the business or financial condition of the Company or any Subsidiary. Neither Shareholder, any entity controlled by any shareholder, XAB nor YAB has any claim whatsoever against the Company, any Subsidiary, YAB or XAB.



     3.12 THE BUYER'S IPO. The Seller and the Shareholders acknowledge that the Buyer filed with the United States Securities and Exchange Commission a Registration Statement on Form S-1 on August 8, 1997 (the "Registration Statement"), relating to a proposed initial public offering of the Buyer's common shares (the "Buyer's IPO"). The Seller and the Shareholders further acknowledge that the Buyer's IPO may or may not be consummated, for reasons within or without the Buyer's control, that the Buyer, in its sole discretion, may determine not to


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consummate the Buyer's IPO and that, if consummated, the Buyer's IPO may be consummated on terms and conditions other than those disclosed in the Registration Statement. In the event the Buyer's IPO is not consummated, the Buyer shall have no liability or obligation to the Seller under this Agreement, the shareholders or any other party whatsoever as a result thereof, whether or not the Closing occurs.

     3.13 SECURITIES MATTERS. The Seller and the Shareholders acknowledge that
(i) the Buyer has delivered to them a copy of the Registration Statement, (ii) they have had an opportunity to meet with representatives of the Buyer and to obtain all of the information they have requested regarding the Buyer and have received complete and satisfactory answers to any questions posed by them to representatives of the Buyer, and (iii) the Stoneridge Shares are not registered with any foreign, U.S. or state securities or other governmental authority, that the Buyer has no current plans to register the Stoneridge Shares, and that the Seller and Shareholders have no right to require the Buyer to register any Stoneridge Shares with any such authority. The Seller agrees to hold the Stoneridge Shares subject to any and all applicable restrictions.

     3.14 REGULATIONS WITH UNIONS. Schedule 3.14 lists all collective bargaining agreements to which the Company or any subsidiary is a party. Neither the Company nor any of the Subsidiaries is in breach of any such agreement and all necessary negotiations according to the Swedish Act on co-determination for employees have been fulfilled by the Company, the Seller, XAB and YAB.

     4. REPRESENTATIONS AND WARRANTIES OF THE BUYER. The Buyer hereby represents and warrants to each Shareholder and to the Seller as follows:

     4.1 AUTHORITY; NO CONFLICTS. The Buyer is a corporation duly formed validly existing and in good standing under the laws of its jurisdiction of incorporation. This Agreement and the transactions contemplated hereby have been duly authorized by all requisite board of director and stockholder action on the part of the Buyer and this Agreement constitutes a valid and binding obligation of the Buyer, enforceable against the Buyer in accordance with its terms. With respect to the Buyer, the information contained in the "Red Herring"- prospectus as well as the final prospectus governing the Buyer's IPO (Section
3.12 refers) is true and correct in all material respects.

     4.2 STONERIDGE SHARES. Immediately prior to the Closing, the Stoneridge Shares will have been duly authorized and, upon payment of the consideration therefor as set forth in this Agreement, will be validly issued, fully paid and nonassessable.



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


5.   COVENANTS
     ---------

     5.1 CERTAIN ACTIONS. No party will take any action or refrain from taking any action that would cause any representation or warranty of such party to become or not be true and correct.

     5.2 REASONABLE BEST EFFORTS. Each party shall use its reasonable best efforts to cause the fulfillment at or prior to the Closing of all the conditions to such other party's obligation to consummate the transactions contemplated by this Agreement.

     5.3 ANTITRUST NOTIFICATION. Following the Closing, the Buyer and the Seller shall file this Agreement in connection with the antitrust laws of any government which has jurisdiction over the parties. In the event that such authorities would not be prepared to give their clearance to the sale and purchase contemplated by this Agreement, the Buyer and the Seller undertake to negotiate in good faith with the relevant authorities in order to obtain clearances and to take any measures required by the Authorities in order that the said sale and purchase will not be revoked.

     5.4 NOTIFICATION OF CERTAIN MATTERS. The Shareholders and the Seller shall give prompt notice to the Buyer, and the Buyer shall give prompt notice to the Shareholders and the Seller, of (i) the occurrence or nonoccurrence of any event the occurrence or nonoccurrence of which is likely to cause any representation or warranty of the notifying party in this Agreement to be untrue or inaccurate at or prior to be Closing and (ii) any failure of the notifying party to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it under this Agreement; provided, however, that the delivery of any notice pursuant to this Section 5.4 shall not limit or otherwise affect the remedies available under this Agreement to any of the parties receiving such notice.

     5.5 FEES AND EXPENSES. All costs and expenses incurred in connection with this Agreement and the transactions contemplated by this Agreement shall be paid by the party incurring the cost or expense.

     5.6 CONDUCT OF THE BUSINESS OF THE COMPANY. During the period from the date of this Agreement to the Closing: (i) the Shareholders will cause the Company and each Subsidiary to conduct their business only in the ordinary course consistent with past practice, and cause the Company and all Subsidiaries not to take any action except in the ordinary course consistent with past practice, and
(ii) the Shareholders will cause the Company and each Subsidiary to preserve intact their current business organizations and reputations, keep available the



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


services of their current officers and employees, preserve their relationships with customers, suppliers and others having business dealings with them with the objective that their goodwill and ongoing businesses shall be unimpaired at the Closing and comply in all material respects with all laws, rules, regulations and orders of all governmental entities or regulatory authorities applicable to them.

     5.7 CERTAIN OTHER AGREEMENTS. The Seller and the Shareholders (i) shall not, and shall cause all third parties directly or indirectly controlled by them not to, exercise any right under Section 11 or 12 of the Prior Agreement, and
(ii) hereby waive all rights thereunder with respect to the transactions contemplated hereby and the Buyer's IPO. The parties agree that upon the Closing the Prior Agreement is automatically terminated. This Section 5.7 is valid only provided that the Buyer's IPO is consummated. If the Buyer's IPO is not consummated the Prior Agreement shall remain in full effect.


     5.8 LOCKUP AGREEMENTS. The Seller and the Shareholders shall cause all parties which acquire a direct or indirect interest in the Stoneridge Shares to execute and deliver to the Buyer's underwriters, in connection with the Buyer's IPO, "lockup" or other similar agreements restricting the transfer of the Stoneridge Shares to execute and deliver to the Buyer's underwriters, in connection with the Buyer's IPO, "lockup" or other similar agreements restricting the transfer of the Stoneridge Shares for a period not in excess of one year following the date of the consummation of the Buyer's IPO, in form and substance requested by the Buyer.

     5.9 CERTAIN RESTRICTIONS

         (a) COVENANT NOT TO COMPETE. Each Shareholder agrees that he will not, during the period commencing on the date hereof and ending on the second anniversary of the date on which he ceases to be employed by, or otherwise affiliated with, the Company, engage, directly or indirectly, or otherwise, in any or all of the following activities in any country in which (A) with respect to the period during which he is employed by or otherwise affiliated with the Company, the Company is engaged in business during such period, and (B) with respect to the period following the date on which he ceases to be employed by or otherwise affiliated with the Company (the "Separation Date"), any country in which the Company is engaged in business on the Separation Date:

         (i) enter into or engage in any business which competes with any business conducted by the Company (A) with respect to the period during which he is employed by or otherwise affiliated with the Company, any business conducted by the Company during such period, and (B) with respect to the period following the Separation Date, any business in which the Company is engaged on the Separation Date (such businesses, the "Applicable Businesses"); or

         (ii) solicit customers or business patronage which may result in competition with any Applicable Business or may result in any customer ceasing to be a customer of the Company with respect to any Applicable Business.

         (b) COVENANT AGAINST DISCLOSURE. Each Shareholder agrees, from and after the date hereof, except as necessary in the performance of his duties on behalf of the Company, not to (i) disclose to any person, association, firm, corporation or other entity in any manner, directly or indirectly, any information or data relevant to the business of the Company, whether of a technical or commercial nature.

         (c) COVENANT AGAINST HIRING. Each Shareholder agrees that he will not, during the period commencing on the date hereof and ending on the second anniversary of the date on which he ceases to be employed by, or otherwise affiliated with, the Company, take any action which would induce any employee or representative of the Company not to become or continue as an employee or representative of the Company.

         (d) INJUNCTIVE RELIEF. Each Shareholder acknowledges and agrees that the remedies at law of the Company or the Buyer for any breach of any of his obligations under this Section 5.9 hereof would be inadequate, and agrees and consents that temporary and permanent injunctive relief may be granted in a proceeding which may be brought to enforce any provision of this Section 5.9 without the necessity of proof of actual damage.

     5.10 PRIOR AGREEMENT. Upon the closing, the Prior Agreement shall be deemed terminated in all respect.

     5.11 CHANGE OF NAME OF THE SELLER. The name of the Seller contains the Company's name "Berifors". The Seller and the Shareholders jointly and severally covenant to immediately take or cause to be taken all actions necessary in order to change the name of the Seller to a name not containing "Berifors" or any other element confusable therewith, if the Buyer should so request in writing.

6. THE CLOSING.

     6.1 DATE AND PLACE OF CLOSING. The closing of the transactions contemplated hereby (the "Closing") shall take place on such date and time as is designated by the Buyer (the "Closing Date"), at the offices of Advokatfirman

Cederquist KB, Nybrokajen 15, 111 96 Stockholm, Sweden; provided, that the Buyer shall have the right to change the Closing Date from time to time, it being acknowledged that the Buyer currently intends to schedule the Closing contemporaneously with the consummation of the Buyer's IPO. The Buyer shall give the Seller and the Shareholders reasonable advance notice of the Closing Date and any changes thereto.

     6.2 DELIVERIES AT CLOSING.

     (a) At the Closing, the Seller and the Shareholders shall deliver or cause to be delivered to the Buyer the Following:

         (i)     the Certificates (as defined in Section 1.1);

         (ii)    the legal opinions referenced in Section 7.2(b);

         (iii)   the certificate referenced at Section 7.2(c); and

         (iv)    the certificates referenced at Section 7.2(d).

     (b) At the Closing the Buyer shall cause to be delivered to the Seller certificates representing the Stoneridge Shares, duly registered in the name of the Seller.

     (c) Notwithstanding the foregoing provisions of this Section 6.2, not less than three (3) days prior to the Closing, all documents and instruments to be delivered under this Section 6.2 shall be delivered to Advokatfirman Cederquist KB, as escrow agent, and the release thereof from escrow shall be subject only to the satisfaction of the Conditions to Closing set forth in Article 7 which relate to matters other than the delivery at the Closing of documents and instruments.

7.   CONDITIONS TO CLOSING.

     7.1 CONDITIONS TO EACH PARTY'S OBLIGATIONS TO CLOSE. The obligation of each party to close the transactions contemplated hereby is subject to the satisfaction or waiver, prior to the Closing, of the following conditions:

         (a) no statute, rule, decree of injunction shall have been enacted, entered, promulgated or enforced by any court or governmental authority against the Seller, XAB, YAB, the Company, any Subsidiary or the Buyer and be in effect that prohibits or restricts the consummation of such transactions or makes such consummation illegal (each party agreeing to use all reasonable efforts to have such prohibition lifted);


         (b) the representations and warranties of the other party in this Agreement shall have been true and correct when made and shall be true and correct as of the Closing as if made again on and as of the Closing, and all of the covenants in this Agreement to be complied with or performed by the other party at or before the Closing shall have been complied with and performed; and

         (c) the Buyer's IPO shall have been consummated or shall be consummated contemporaneously with the Closing.

     7.2 CONDITIONS TO THE BUYER'S OBLIGATIONS TO CLOSE. The obligations of the Buyer to close the transactions contemplated hereby shall be subject to the satisfaction or waiver, prior to the Closing, of the following additional conditions;

         (a) since the date of this Agreement, there shall not have been occurred any material adverse change in the business of financial condition of the Company, any Subsidiary, XAB, YAB or the Seller;

         (b) The Buyer shall have received two opinions, one (i) from a respectable Dutch lawfirm and one (ii) from a respectable Swedish law firm, both being addressed to the Buyer and dated the Closing Date, with respect to matters relating to the authorization, execution delivery and performance of this Agreement, in form and substance acceptable to the Buyer, and as to other matters, in substantially the forms attached hereto as Schedule 7.2(b)(i) and
(ii) respectively;

         (c) the Seller shall have furnished the Buyer with a certificate dated the Closing Date signed on its behalf by an authorized officer to the effect that the conditions set forth in paragraphs 7.1(b) and 7.2 have been satisfied. All of the consents of any third parties or governmental entities required to be obtained or made in connection with the transactions contemplated by this Agreement (other than in Section 5.3) shall have been obtained;

         (d) the Seller shall have delivered to the Buyer certificates of registration as of a recent date for the Company, XAB, YAB and each subsidiary in Sweden, and a certificate of the Dutch Companies Registrar as to the good standing of the Seller in the Netherlands; and,

         (e) the holders of two convertible debt instruments of SEK 225,000 each, issued by the Company (the "Convertible Debt") shall have converted the Convertible Debt into common stock of the Company (the "Conversion Stock") and shall have sold or promised to sell, or contemporaneously with the Closing shall sell to the Buyer, the Conversion Stock.

8.   TERMINATION; AMENDMENT; WAIVER.

     8.1 TERMINATION. This Agreement may be terminated at any time prior to the
Closing:

         (a) by mutual written consent of the Buyer and the Seller;

         (b) by the Buyer of the Seller, if the terminating party is not in material breach of any of its obligations under this Agreement at the time of termination, if the Closing has not occurred prior to December 31, 1997;

         (c) by the Buyer or the Seller, if any court of competent jurisdiction shall have issued an order (other than a temporary restraining order), decree or ruling or taken any other action restraining, enjoining or otherwise prohibiting the transactions contemplated by this Agreement; provided, however, that the party seeking to terminate this Agreement shall have used its reasonable best efforts to remove or lift such order, decree of ruling; or

         (d) by the Buyer or the Seller if, prior to the Closing, the Buyer determines definitively not to consummate the Buyer's IPO.

     8.2 EFFECT OF TERMINATION. If this Agreement is terminated pursuant to
Section 8.1, this Agreement (except for Section 10.7, which shall survive the termination of this Agreement) shall forthwith become void and have no effect, without any liability on the part of any party or its directors, officers or stockholders; provided, that nothing in this Section 8.2 shall relieve any party of liability for breach of this Agreement.

     8.3 AMENDMENT. This agreement may not be amended, except by an instrument in writing signed on behalf of all the parties.

     8.4 EXTENSION; WAIVER. At any time prior to the Closing, the Seller and the Shareholders, on the one hand, and the Buyer, on the other hand, may (a) extend the time for the performance of any of the obligations or other acts of the other parties in this Agreement, (b) waive any inaccuracies in the representations and warranties by any other party or in any document, certificate or writing delivered pursuant to this Agreement by any other party, or (c) waive compliance with any of the agreements or conditions in this Agreement. Any agreement by any party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of that party.

9. SURVIVAL OF REPRESENTATIONS AND WARRANTIES; INDEMNIFICATION.

     9.1 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The covenants, representations and warranties contained in this Agreement or in any certificate, document or instrument delivered pursuant to this Agreement shall survive the Closing. Any investigation by or on behalf of any party hereto shall not constitute a waiver as to enforcement of any representation or warranty.

     9.2 INDEMNIFICATION. Notwithstanding the Closing, the Seller and each Shareholder jointly and severally, on the one hand, and the Buyer, on the other hand (as applicable, the "Indemnifying Party"), covenant and agree to defend, indemnify and hold harmless the Buyer, on the one hand, and the Seller and each Shareholder, on the other hand, and their respective officers, directors, partners, employees, agents, advisers and representatives, on the one hand (such parties, as applicable, the "Indemnified Partied"), from and against, and pay or reimburse each such person for, any and all claims, liabilities, obligations, losses, fines, costs, proceedings or damages (whether absolute, accrued, conditional or otherwise, and whether or not resulting from third party claims), including out-of-pocket expenses and reasonable attorneys' and accountants' fees incurred in the investigation or defense of any of the same or in asserting any of their respective rights hereunder (collectively, "Losses") resulting from or arising out of any breach or inaccuracy of any representation or warranty (or the schedules relating thereto) or nonperformance of any covenant of the Indemnifying Party.

     9.3 SATISFACTION OF INDEMNIFICATION. In the event that an Indemnifying Party is required to indemnify an Indemnified Party pursuant to Section 9.2, (a) if the Indemnifying Party is the Seller or a Shareholder, such indemnification obligation shall be satisfied, to the extent of the value thereof, by the delivery of such number of Stoneridge Shares as have a value equal to the amount of the Losses to be indemnified (it being agreed that each Stoneridge Share shall have a value for purposes of this Section 9.3 equal to what such shares are priced to be sold to the public in the Buyer's IPO (as defined in Section 3.12) (the "IPO Price"), with the balance, if any, paid in cash, and (b) if the Indemnifying Party is the Buyer, such indemnification obligation shall be satisfied by the payment of cash in the amount of the Losses to be indemnified. All payments of cash under this Section 9.3 shall be made in United States Dollars.


10. MISCELLANEOUS.

     10.1 VALIDITY. The invalidity or unenforceability of any provision of this agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

     10.2 NOTICES. All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be deemed to have been duly given when delivered in person, by facsimile transmission with confirmation of receipt, or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties as follows:

                       if to the Buyer:

                       Stoneridge, Inc.
                       9400 East Market Street
                       Warren, Ohio  44484
                       Attention:  Mr. Cloyd J. Abruzzo

                       with a copy to:

                       Baker & Hostetler LLP
                       3200 National City Center
                       1900 East 9th Street
                       Cleveland, Ohio 44114-3485
                       Telecopier:  (216) 696-0740
                       Attention:  Mr. Avery S. Cohen

                       if to the Seller:

                       Berifors Holding B.V.
                       Postbus 72215
                       1070 AE AMSTERDAM
                       HOLLAND

                       if to the Shareholders:

                       Sten Forseke
                       Soldat Dockes vag 10
                       175 75 JARFALLA
                       SWEDEN

                       Bernt Ericksson
                       Av. Chateau De Walzin 12
                       BTE 17
                       11 80 BRUSSELS
                       BELGIUM

or to such other address as the person to whom notice is given may have previously furnished to the others in writing in the manner set forth above (provided that notice of any change of address shall be effective only upon receipt of notice of the change).

     10.3 GOVERNING LAW: DISPUTE RESOLUTION. This Agreement shall be governed by and construed in accordance with the law of the State of Ohio, U.S.A., regardless of the law that might otherwise govern under principles of conflicts of laws applicable thereto. Any controversy or claim arising out of or relating to this Agreement, or the breach thereof or relationship created thereby, which is not settled through negotiation shall be resolved exclusively by arbitration under the auspices of and in accordance with the Rules of Conciliation and Arbitration of the International Chamber of Commerce then in effect. The arbitration shall be held in London, England. The arbitration shall be heard before three arbitrators, one to be chosen by the Buyer, one to be chosen by the Shareholders and the third to be chosen by those two arbitrators. The arbitration shall be conducted in the English language. The arbitration shall be final and binding on the parties, and shall not be subject to any appeal. Judgment on the award of the arbitrators may be entered by any court having jurisdiction to do so. Notwithstanding any other provision of this Agreement, any party shall be entitled to seek injunctive or other provisional relief from any court of competent jurisdiction pending the final decision or award of the arbitrators.

     10.4 HEADINGS. The headings in this Agreement are for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

     10.5 PARTIES IN INTEREST. This Agreement shall be binding upon and inure solely to the benefit of each party to this Agreement, and nothing in this Agreement, express or implied, is intended to confer upon any other person any rights or remedies of any nature under or by reason of this Agreement.

     10.6 COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed to be an original but all of which shall constitute one and the same agreement.

     10.7 PRESS RELEASES. Seller shall obtain Buyer's written consent before issuing any press release or otherwise making any public statement with respect to the transactions contemplated by this Agreement, and shall not issue any such press release or make any such public statement prior to such consultation, except as may be required by law.

     10.8 ENTIRE AGREEMENT. This Agreement constitutes the entire agreement among the parties with respect to its subject matter and supersedes all other prior agreements and understandings, both written and oral, among the parties with respect to that subject matter. In the event of any dispute regarding this Agreement, this English version of this Agreement shall control.

     Space below intentionally left blank.

     In WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first written above.


STONERIDGE, INC.

By: /s/ Avery S. Cohen
    ------------------------------

Name: Avery S. Cohen
      ----------------------------

Title: Secretary
       ----------------------------

SELLER


By: /s/ Sten Forseke
    ------------------------------

Name: Sten Forseke
      ----------------------------

Title:
       ---------------------------


STEN FORSEKE

/s/ Sten Forseke
----------------------------------

BERNT ERIKSSON
 ENLIGT FULLMAKT/By Proxy

/s/ Sten Foreke
----------------------------------

                                                                    Schedule 3.3


         ---------------         ---------------         ---------------
         Stoneridge Inc.          Stoneridge AB          Bernt & Sten AB
         ---------------         ---------------         ---------------

                 2,475                   1,500                  1,500





                                 ---------------
                                   Berifors AB
                                 ---------------

                                                   Schedule 3.6: Tax Definitions
                                                   -----------------------------


     For purposes of this Agreement, the following definitions apply:

     (i) "Tax" or "Taxes" means all forms of taxation, whenever created or imposed, and whether of the United States or elsewhere, and whether imposed by a local, municipal, governmental, state, foreign, federal or other body, and without limiting the generality of the foregoing, shall include income, sales, use, ad valorem, gross receipts, license, value added, franchise, transfer, recording, withholding, payroll, wage withholding, employment, excise, occupation, unemployment insurance, social security, business license, business organization, stamp, environmental, premium and property taxes, together with any related interest, penalties and additions to any such tax, or additional amounts imposed by any taxing authority (domestic or foreign) upon the Company, any Subsidiary, XAB or YAB, or any of their respective divisions or branches or affiliates (the Company, its Subsidiaries, XAB and YAB and any of their respective divisions or branches are hereafter sometimes collectively referred to as the "Company Group"). All representations and warranties made in this Agreement by the Company Group or any member thereof shall be deemed to be made by the Shareholders and by Seller for purposes of enforcing the indemnification provided in Section 9.2 of this Agreement.

     (ii) "Tax Return" means any return, filing, questionnaire, information return or other document required to be filed, including requests for extensions of time, filing made with respect to estimated tax payments, claims for refund and amended returns and the like that may be filed, for any period with any Taxing Authority (whether domestic or foreign) in connection with any Tax or Taxes (whether or not a payment is required to be made with respect to such filing).

     (iii) "Taxing Authority" means any governmental or quasi-governmental body exercising any Taxing authority or Tax regulatory authority.

                                                                   Schedule 3.10

[LISTING OF LEASED PROPERTIES]

                                                                   Schedule 3.11

[LIABILITIES]

                                                                   Schedule 3.14
                                                                   -------------


          The Company (or its subsidiary) is part to the following collective bargaining agreements;

          -    Svenska Verkstadsindustriers Tjanstemannaavtal
               1995 - 97

          -    Svenska Verkstadsindustriers Verkstadsavtal
               1995 - 97

                                                             Schedule 7.2(b)(i)
                                                             -------------------

To:                        Stoneridge Inc.

From:                                                      Date (_________) 1997




Dear Sirs:

Introduction
------------

1. We have acted as advisers as to Dutch law to Berifors Holding B.V., (the "Seller"), Sten Forseke, Bernt Eriksson, Bernt & Sten AB ("YAB") and Stoneridge AB, ("XAB"), in relation to said persons' and companies' preparation of a transfer of 3,000 shares in Berifors AB, ("the Company") to you. We have been asked to provide an opinion to you pursuant to Clause 7.2(b) of a Stock Exchange Agreement dated September (_____) 1997 between yourself, Sten Forseke, Bernt Eriksson and the Seller (the "Exchange Agreement").

2. In connection with the above-mentioned transaction, we have examined the Exchange agreement and (______________).

3. In connection with Clause 7.2(b) of the Exchange Agreement, we have made investigations with _________________ (the Dutch Company Registry) and _______________________ as the basis for the opinion set out in paragraph 5 below.

4. This opinion is confined to matters of Dutch law. Accordingly, we express no opinion herein with regard to any systems of law other than the laws of the Netherlands as currently applied by the Dutch courts.

Opinion
-------
5. On the basis of, and subject to, the foregoing and the matters set out in paragraph 6 below and any matters not disclosed to us, and having regard to such considerations of Dutch law in force as of the date of this letter as we consider relevant, we are of the opinion that:

          a. the Seller has been duly incorporated and registered in the Netherlands and no order or resolution for the winding up of the Seller and no notice of appointment in respect of the Seller and no notice of appointment in respect of the Seller of a liquidator, receiver in bankruptcy or a trustee or a reconstructor has been made;

          b. the Seller has the requisite corporate capacity to enter into the Exchange Agreement and to perform its obligations thereunder;

          c. the Seller has good title to all outstanding shares in XAB and YAB;

          d. the execution and delivery of the Exchange Agreement has been duly authorized by all necessary corporate action on the part of the Seller and the Exchange Agreement has been duly executed and delivered by the Seller which executions and deliveries do not and will not result in any violation by the Seller of any term of its relevant constitutional documents or of any law or regulation having the force of law in the Netherlands and so applicable to the Seller;

          e. notwithstanding the choice provision therein, the obligations of the Seller under the Exchange Agreement will be recognized and enforceable in the Dutch courts;

          f. no consents, licenses, approvals or authorizations of any governmental or other authority or agency in the Netherlands are required by law in connection with the execution, delivery and performance of the Exchange Agreement by the Seller;

          g. no filing or registration of the Exchange Agreement is necessary under Dutch law;

          h. there is no reason to believe that the choice of the International Chamber of Commerce in London as having exclusive jurisdiction with respect to any disputes arising out of the Exchange Agreement, as set out in Clause 10.3 of the Exchange Agreement not will be recognized in and upheld by the Dutch courts; and

          i. there is no reason to believe that the Dutch courts not will give respect to and enforce an award in respect of the Exchange Agreement obtained through arbitration as set out above.

Benefit of opinion
------------------

6. This opinion is addressed to you, Stoneridge Inc., solely for your own benefit in relation to the Exchange Agreement and, except with our prior written consent, is not to be relied upon by any other person or used or relied upon by you for any other purpose.

Yours faithfully,

                                                            Schedule 7.2(b)(ii)
                                                            -------------------

To:                        Stoneridge Inc.

From:                                                      Date (_________) 1997





Dear Sirs:

Introduction:
-------------

1. We have acted as advisers as to Swedish law to Sten Forseke, Bernt Eriksson, Bernt & Sten AB, ("YAB") and Stoneridge AB, ("XAB"), in relation to said persons' and companies' ownership and management of Berifors AB, ("the Company"). We have been asked to provide an opinion to you in relation to a Stock Exchange Agreement dated September (_____) 1997 between yourself, Sten Forseke, Bernt Eriksson and Stoneridge Holding B.V. (the "Exchange Agreement").

2. In connection with the above-mentioned transaction, we have examined the Exchange agreement and (_____________________).

3. In connection with Clause 7.2(b) of the Exchange Agreement, we have made investigations with the Company Registry of the Swedish Patent and Registration Office ("PRV") and ____________________ as the basis for the opinion set out in paragraph 5 below.

4. This opinion is confined to matters of Swedish law. Accordingly, we express no opinion herein with regard to any system of law other than the laws of Sweden as currently applied by the Swedish courts.

Opinion
-------

5. On the basis of, and subject to, the foregoing and the matters set out in paragraph 6 below and any matters not disclosed to us, and having regard to such considerations of Swedish law in force as of the date of this letter as we consider relevant, we are of the opinion that:

          a. the Company and its Swedish subsidiaries as well as YAB and XAB have been duly incorporated and registered in Sweden and no order or resolution for the winding up of said companies and no notice appointment in respect of said companies of a liquidator, receiver in bankruptcy in accordance with the Swedish Bankruptcy Act of 1987 ("Konkurslagen") or a trustee in accordance with the Composition Act of 1970 ("Ackordslagen") or a reconstructor in accordance with the Business Reconstruction Act of 1996 ("Lagen om foretagsrekonstruktion") has been made;

          b. the execution of the Exchange Agreement will not and the consummation of the transactions contemplated thereby will not conflict with organizational or governing documents of any of YAB, XAB, the Company or any of its Swedish subsidiaries;

          c. notwithstanding the choice of law provision therein, the obligations of Sten Forseke and Bernt Eriksson under the Exchange Agreement will be recognized and enforceable in the Swedish courts;

          d. except as provided for in the Exchange Agreement, Section 5.3, no consents, licenses, approvals or authorizations of any governmental or other authority or agency in Sweden are required by law in connection with the execution, delivery and performance of the Exchange Agreement by Sten Forseke and Bernt Eriksson;

          e. except as provided for in the Exchange Agreement, no filing or registration of the Exchange Agreement is necessary under Swedish law;

          f. there is no reason to believe that the choice of the International Chamber of Commerce in London as having exclusive jurisdiction with respect to any disputes arising out of the Exchange Agreement, as set out in Clause 10.3 of the Exchange Agreement not will be recognized in and upheld by the Swedish courts; and

          g. there is no reason to believe that the Swedish courts not will give respect to and enforce an award in respect of the Exchange Agreement obtained through arbitration as set out above.

Benefit of opinion
------------------

6. This opinion is addressed to you, Stoneridge Inc., solely for your own benefit in relation to the Exchange Agreement and, except with our prior written consent, is not to be relied upon by any other person or used or relied upon by you for any other purpose.

Yours faithfully,

                            CLOSING ESCROW AGREEMENT
                            ------------------------

Advokatfirman Cederquist KB
Nybrokajen 15
S-111 96 Stockholm, Sweden
Attention: Petter Wirell, Esq.

         Re:      Escrow Arrangement Relating to Deliveries under Stock
                  -----------------------------------------------------
                  Exchange Agreement among Stoneridge, Inc. et. al.
                  -------------------------------------------------

Gentlemen:

                  This Closing Escrow Agreement (this "Agreement") will confirm our agreement whereby you will act as escrow agent ("Escrow Agent") on behalf of
(i) Stoneridge, Inc., an Ohio corporation ("Buyer"), (ii) Berifors Holding BV, a Dutch private closed company ("Seller"), (iii) Sten Forseke, an individual ("Forseke"), and (iv) Bernt Eriksson, an individual ("Eriksson")(each of Forseke and Eriksson, a Shareholder, and collectively, the "Shareholders").

                  This Agreement is entered into by the parties hereto in connection with the purchase by Buyer of all of the outstanding shares of Stoneridge AB, a Swedish corporation, and Bernt & Sten AB, a Swedish corporation, pursuant to a Stock Exchange Agreement by and among the Buyer, Seller, Forseke and Eriksson, dated as of the date hereof (the "Stock Exchange Agreement").

                  A. DELIVERIES: Buyer, Seller and each of the Shareholders contemplate that, prior to the closing of the transactions contemplated by the Stock Exchange Agreement, the following items (the "Deliveries") have been or will be delivered to you as Escrow Agent:

                  (1) The Certificates (as defined in Section 1.1 of the Stock Exchange Agreement), together with stock powers or other instruments sufficient to convey title thereto to Buyer;

                  (2) The legal opinions referenced in Section 7.2(b) of the Stock Exchange Agreement;

                  (3) The certificate referenced in Section 7.2(c) of the Stock Exchange Agreement;

                  (4) The certificates referenced in Section 7.2(d) of the Stock Exchange Agreement; and

                  (5) Certificates representing the Stoneridge Shares (as defined in the Stock Exchange Agreement), with the date of issuance left blank, duly registered in the name of Seller, referenced at Section 2.1 of the Stock Exchange Agreement.

                  B. ESCROW INSTRUCTIONS: Buyer, Seller and each of the Shareholders request that you comply with the following instructions (the "Escrow Instructions") as Escrow Agent. When

                           (i) you have received all of the Deliveries in
                  complete and fully executed form;

                           (ii) Buyer's attorneys have given you confirmation
                  and approval of (a) all of the Deliveries; and (b) the satisfaction or waiver of all of the Conditions to Closing set forth in Sections 7.1 and 7.2 of the Stock Exchange Agreement; and

                           (iii) the attorney for Seller and the Shareholders
                  has given you confirmation and approval of; (a) all of the Deliveries; and (b) the satisfaction or waiver of all of the Conditions to Closing act forth in Section 7.1 of the Stock Exchange Agreement (other than the consummation of the Buyer's
                  IPO);

then you shall (i) fill in the date of the Buyer's IPO in the certificates representing the Stoneridge Shares and (ii) release and deliver all Deliveries to the respective parties entitled thereto pursuant to the Stock Exchange Agreement upon the closing of the transactions contemplated by the Stock Exchange Agreement, and upon your release and delivery of such Deliveries, the transactions contemplated by the Stock Exchange Agreement shall thereby be deemed to have closed.

                  C. TERM: The Escrow contemplated by this Agreement shall remain in effect until the earlier of (i) December 31, 1997 and (ii) the release and delivery of the Deliveries pursuant to Section B. If the release and delivery of the Deliveries has not occurred by December 31, 1997, Escrow Agent shall return all Deliveries made prior to such time to the respective party from which such Delivery originated and the parties hereto, including the Escrow Agent, shall have no further obligations hereunder.

                  D. INDEMNIFICATION OF ESCROW AGENT: Buyer, Seller and each of the Shareholders agree to indemnify and hold Escrow Agent harmless from and against all reasonable losses, costs, expenses, claims and damages which it may suffer or incur as a result of this escrow arrangement, except those arising from the Escrow Agent's intentional misconduct or gross negligence.

                  E.     MISCELLANEOUS:

                  (1) All notices or approvals which any party is required to, or may wish to, give to any other party in connection with this Agreement shall be in writing and shall be directed as follows:

                  If to Buyer:        Stoneridge, Inc.
                  -----------         9400 East Market Street
                                      Warren, Ohio 44484
                                      Attn: Cloyd Abruzzo
                                      Fax: (330) 856-3618

                  If to Seller or
                  the Shareholders:   Berifors AB
                  ----------------    ------------------------
                                      Karlsbodaragen 17A
                                      ------------------------
                                      108 67 Bromma
                                      ------------------------
                                      Attn: Sten Forseke
                                           -------------------
                                      Fax:  +46 8 627 2801
                                           -------------------

                  If to Escrow Agent: Advokatfirman Cederquist KB
                  ------------------  Nybrokajen 15
                                      S-111 96 Stockholm, Sweden
                                      Attention:   Petter Wirell, Esq.
                                      Fax: (011-468) 678-0170

or to such address as such party may from time to time designate in a notice to the other. Notices shall be personally delivered (including delivery by Federal Express or other courier service) or sent by facsimile to the offices set forth above, in which case they shall be deemed delivered on the date of delivery to said offices.

                  (2) This Agreement may not be amended except by a writing signed by all of the parties hereto.

                  (3) This Agreement constitutes entire agreement between Escrow Agent, on the one part, and Buyer, Seller and each of the shareholders, on the other part, with respect to the Escrow Instructions, it being understood and agreed upon, however, that the terms and provisions of this Agreement shall in no event amend, or in any other respect modify, the rights and obligations of each the parties as set forth in the Stock Exchange Agreement, and all provisions of such Stock Exchange Agreement shall remain in full force and effect.

                  (4) This Agreement shall be binding upon, and inure the benefit of, the parties hereto and their respective successors and assigns.

                  (5) This Agreement may be executed in separate counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

                  (6) This Agreement shall be governed by the construed in accordance with the laws of the State of Ohio, U.S.A., regardless of the law that might otherwise govern under principles of conflicts of laws applicable thereto. Any controversy or claim arising out of or relating to this Agreement, or the breach thereof or relationship created thereby, which is not settled through negotiation shall be resolved exclusively by arbitration under the auspices of and in accordance with the Rules of Conciliation and Arbitration of the International Chamber of Commerce then in affect. The arbitration shall be held in London, England. The arbitration shall be heard before three arbitrators, one to be chosen by the Buyer, one to be chosen by the Shareholders and the third to be chosen by those two arbitrators. The arbitration shall be conducted in the English language. The arbitration shall be final and binding on the parties, and shall not be subject to any appeal. Judgment on the award of the arbitrators may be entered by any court having jurisdiction to do so. Notwithstanding any other provision of this Agreement, any party shall be entitled to seek injunctive or other provisional relief from any court of competent jurisdiction pending the final decision or award of the arbitrators.

                  This Agreement is entered into as of the 6th day of October, 1997.

                                          BUYER:

                                          STONERIDGE, INC., an Ohio
                                          corporation


                                          By: /s/ Avery S. Cohen
                                              ---------------------------------


                                          SELLER:

                                          BERIFORS HOLDING BV,, a Dutch
                                          private closed company

                                          By: /s/ STEN FORSEKE
                                              ---------------------------------


                                          /s/ STEN FORSEKE
                                          -------------------------------------
                                          STEN FORSEKE

                                          BY PROXY
                                          /s/ STEN FORSEKE
                                          -------------------------------------
                                          BERNT ERIKSSON


ACCEPTED AND AGREED TO:
-----------------------


ADVOKATFIRMAN CEDERQUIST KB

By:  /s/ Petter Wirell
   ---------------------------
   Petter Wirell

ADVOKATFIRMAN BOMAN & HESSLE HB



                               EXHIBIT 7.2 (b)(ii)


           To:      Stoneridge Inc


           From:    Malcolm Wiberg
                    Advokatfirman Boman & Hessle HB
                    Box 3546
                    103 69 STOCKHOLM



           Dear Sirs,

           Introduction
           ------------

           1. We have from time to time acted as advisers as to Swedish civil law to Sten Forsekes, Bernt Eriksson, Bernt & Sten AB, ("YAB") and Stoneridge AB, ("XAB") in relation to said persons' and companies' ownership of Berifors AB, ("the Company"). We have been asked to provide an opinion to you in relation to a Stock Exchange Agreement dated October 6 1997 between yourself, Sten Forseke, Bernt Eriksson and Berifors Holding B.V. (the "Exchange Agreement").


           2. In connection with the above-mentioned transaction, we have examined the Exchange Agreement.


           3. In connection with Clause 7.2 (b) of the Exchange Agreement, we have made investigations with the Company Registry of the Swedish Patent and Registration Office ("PRV") as the basis for the opinion set out in paragraph 5 below.


           4. This opinion is continued to matters of Swedish civil law. Accordingly, we express no opinion herein with regard to any system of law other than the laws of Sweden as currently applied by the Swedish courts.

           Opinion
           -------

           5. On the basis of, and subject to, the forgoing and the matters set out in paragraph 6 below and any matters not disclosed to us, having regard to such conside-



                              [BOTTOM LETTERHEAD]

ADVOKATFIRMAN BOMAN & HESSLE HB

                rations of Swedish civil law in force as of the date of this letter an we consider relevant, we are of the opinion that:


                a) According to the official registers, and to the best of our knowledge, Company and its Swedish subsidiaries an well as YAB and XAB have been duly incorporated and registered in Sweden and no order or resolution for the winding up of said companies and no notice of appointment in respect of said companies of a liquidator, receiver in bankruptcy in accordance with the Swedish Bankruptcy Act of 1987 ("Konkurslagen") or a trustee in accordance with the Composition Act of 1970 ("Ackordslagen") or a reconstructor in accordance with the Business Reconstruction Act of 1996 ("Lagen om foretagsrekonstruktion") has been made as per October 2 1997.

                b) the execution of the Exchange Agreement the consummation of the transactions contemplated thereby will not conflict with the organizational or governing documents of any of YAB, XAB, the Company or any of its Swedish subsidiaries.

                c) except as for art 5.9, we have no reason to believe that, notwithstanding the choice of law provision therein, the obligations of Sten Forseke and Bernt Eriksson under the Exchange Agreement not will be recognized and enforceable in the Swedish courts.

                d) except as provided for in the Exchange Agreement, Section 5.3., no consents, licenses, approvals or authorizations of any governmental or other authority or agency in Sweden are required by law in connection with the execution, delivery and performance of the Exchange Agreement by Sten Forseke and Bernt Eriksson.

                e) except as provided for in the Exchange Agreement, no filing or registration of the Exchange Agreement is necessary under Swedish law.

                f) there is, in principle, no reason to believe that the choice of the International Chamber of Commerce in London as having exclusive jurisdiction with respect to any disputes arising out of the Exchange Agreement, as set out in Clause 10.3 of the Exchange Agreement not will be recognized by the Swedish courts, and

                g) there is, in principle, no reason to believe that the Swedish courts not will give respect to an award in respect of the Exchange Agreement obtained through arbitration as set out above.

        [BOTTOM LETTERHEAD]

ADVOKATFIRMAN BOMAN & HESSLE HB

         Benefit of opinion
         ------------------


           6. This opinion is addressed to you, Stoneridge Inc., solely for your own benefit in relation to the Exchange Agreement and, except with our prior written consent, is not to be relied upon by any other person or used or relied upon by you for any other purpose. Our responsibility for the legal opinion is limited to sanctions by the Ethnic committee of the Swedish Bar Association and to what is claimable according to our cumpulsory Assurance.




           Stockholm, October    1997.



           Yours faithfully,

           Advokatfirman Boman & Hessle



           -------------------------------
           Malcolm Wiberg



           [BOTTOM LETTERHEAD]

                        [Coopers and Lybrand Letterhead]

Stoneridge Inc.                                          Draft of 7 October 1997
                                                         Subject
                                                         Exchange Agreement
                                                         Berifors Holding

Dear Sirs,

1. We have acted as special legal counsel for the purpose of rendering an opinion on certain matters of Dutch law, in relation to the preparation by Berifors Holding B.V., (the "Seller"), Sten Forseke, Bernt Eriksson, Bernt & Sten AB ("YAB") and Stoneridge AB ("XAB"), of a transfer of shares in YAB and XAB (together "the Company") to you. We have been asked to provide an opinion to you pursuant to Clause 7.2(b) of a Stock Exchange Agreement dated October [_____] 1997 between yourself, Sten Forseke, Bernt Eriksson and the Seller (the "Exchange Agreement").

2. In connection with the above mentioned transaction, we have examined and relied only on the following documents:
          a    a draft Exchange Agreement dated ___________;
          b    a certified copy of the deed of incorporation, incorporating articles of association, of the Sellers;
          c    an extract of the registration in respect of the Seller with the
               Trade Register of the Chamber of Commerce in ___________, dated
               __________ (the "Extract");
          d    a copy of the register of shareholders of the Seller;
          e    a copy of the resolution of the general meeting of holders of shares in the capital of the Seller, approving the execution of the Exchange Agreement by the Seller; and
          f    a copy of the resolution of the board of managing directors of the Seller, dated _________, resolving to execute the Exchange
               Agreement;

               (the "Documents").


                                                              [Illegible copy]

[Coopers & Lybrand letterhead]

Stoneridge Inc.
Draft of 7 October 1997
Page 2

3 In connection with Clause 7.2(b) of the Exchange Agreement, we have made investigations with the Trade Register of the Chamber of Commerce and the District Court as the basis for the opinion set out in paragraph 5 below.

4 In connection with such examination and in giving this opinion, we have assumed:

          1 the genuineness of all signatures to all Documents, the authenticity and completeness of all Documents submitted to us as originals, the conformity to the original documents of all Documents submitted to us as copies and the authenticity and completeness of such original documents;

          2 the legal capacity (handelingsbekwaamheid) of the natural persons acting on behalf of any of the parties, the due incorporation and valid existence of, the power, authority and legal rights of, and the due authorization and execution of each of the Documents - if in executed form - (other than by the Seller) under any applicable law;

          3 the due compliance with all matters of, and validity, binding effect and enforceability of each of the Documents under any applicable law (other than Dutch law) and in any jurisdiction (other than The Netherlands) in which any obligation under any of the Documents fails to be performed.

                    This opinion is given only with respect to Dutch law as generally interpreted and applied by the Dutch courts as of the date of this opinion. As to matters of fact we have relied on the representations and warranties expressed in any of the Documents. We do not express an opinion on the law of any jurisdiction other than The Netherlands, any representations or warranties made by the parties to the Documents, any matters of fact, international law, including, without limitation, the law of the European union or any tax and anti-trust law, except to the extent that such representations, warranties and matters of fact and law are explicitly covered by the opinions below. No opinion is given on any commercial, accounting or non-legal matters or on the ability of the

[Coopers & Lybrand letterhead]


Stoneridge Inc.
Draft of 7 October 1997
Page 3

                    parties to meet their financial or other obligations under the Documents. We have assumed that any foreign law which may apply with respect to the Documents or the transactions contemplated therein would not be such as to affect this opinion.

          Opinion

5 On the basis of, and subject to, the foregoing and the matters set out in paragraph 6 below and any matters not disclosed to us, and having regard to such considerations of Dutch law in force as of the date of this letter as we consider relevant, we are of the opinion that:

          a the Seller is a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid), duly incorporated and validly existing under the law of The Netherlands and possesses the capacity to sue and to be sued in its own name.

                    It does not appear from the Extract that the Seller has been dissolved (antibunden) or has been declared bankrupt (in staat van faillisement verklaard) or that the Seller has been granted a suspension of payments (survience verleend);

          b the Seller has the corporate power and authority to execute this Exchange Agreement, to perform its obligations thereunder and to consummate the transactions contemplated therein;

          c the Seller has taken all necessary corporate action (including shareholder action) to authorize the execution of the Exchange Agreement, the performance of its obligations thereunder and the consummation of the transactions contemplated therein;

          d the execution by the Seller of the Exchange Agreement, the performance of its obligations thereunder and the consummation of the transactions contemplated therein do not conflict with or result in an

[Coopers & Lybrand letterhead]


Stoneridge Inc.
Draft of 7 October 1997
Page 6

                    agreement.

          e In Dutch law, agreements may be amended orally by the parties thereto notwithstanding provisions therein to the contrary.

          f The enforcement in The Netherlands of the Exchange Agreement is subject to the Dutch rules of civil procedure as applied by the Dutch courts.

          g The term "enforceable", where used above, means that the obligations assumed by the relevant party under the Exchange Agreement are of a type which Netherlands' law generally enforces or recognizes; however, enforcement before the courts of The Netherlands will in any event be subject to the degree to which the relevant obligations are enforceable under their governing law (if other than Netherlands' law), the nature of the remedies available in such courts (and nothing in this opinion must be taken as indicating that specific performance of injunctive relief would be available as remedies for the enforcement of such obligations), the acceptance by such courts of jurisdiction, to proscription or limitation periods (within which suits, actions or proceedings must be brought) and to the availability of defenses such as set-off (unless validly waived) abatement and counter-claim.

          h The choice of the law of the State of Ohio, United States of America, in the Exchange Agreement is valid and binding on the Seller. However, when applying the law of the State of Ohio, United States of America, the courts of The Netherlands might give effect to the mandatory rules of the law of another country with which the situation concerned has a close connection if - and insofar as - under the law of the latter country such rules must be applied whatever the chosen law.

          i The Dutch courts may stay or refer proceedings if concurrent proceedings are being brought elsewhere.

[Coopers & Lybrand letterhead]


Stoneridge Inc.
Draft of 7 October 1997
Page 7

          j Dutch courts may render judgments for a monetary amount in foreign currencies, but such foreign monetary amounts may be converted into Dutch Guilders for enforcement purposes. Foreign currency amounts claimed in a Dutch suspension of payment (survience) or bankruptcy (faillisement) proceeding will be converted into Dutch Guilders at the rate prevailing at the commencement of such proceeding (relevantie dient nog te worden onderzocht)

          k Pursuant in the Dutch rules of corporate benefit, financial assistance and fraudulent preference, the validity of a legal act (such as the execution of an agreement or the giving of guarantee or security) performed by a Dutch company and/or governed by Dutch law may be contested. Without purporting to be comprehensive, we would particularly draw your attention to the following points:

                    (i) the validity of a legal act performed by a company may be contested by such company or, in case of bankruptcy, its public receiver (curator) if (a) as a result thereof the company's object was exceeded and (b) the other party was aware thereof or, without personal investigation, should have been so aware;

                    (ii) it is prohibited for a Dutch private company with limited liability (a) to give guarantees or otherwise provide security and (b) to make loans (unless the loans do not exceed the amount of the freely distributable reserves of such company and are permitted under its articles of association) for the purpose of the subscription of other acquisition by third parties of shares in such company (or of depository receipts (certificaten) issued in exchange for such shares). This prohibition also extends to its subsidiaries; and

                    (iii) if a legal act performed by a company is prejudicial to the interests of the creditors of the company, the validity of such legal act may in certain circumstances be contested by any of such creditors or a public receiver in bankruptcy of the company;

[Coopers & Lybrand letterhead]


Stoneridge Inc.
Draft of 7 October 1997
Page 5

          h there is no reason to believe that the exclusive choice of arbitration under the auspices of and in accordance with the Rules of Conciliation and Arbitration of the International Chamber of Commerce, then in force, to be held in London, England, with respect to any disputes arising out of the Exchange Agreement, as set out in Clause 10.3 of the Exchange Agreement will not be recognized in and upheld by the courts of The Netherlands; and

          i there is no reason to believe that a final award of the arbitrators in an action instituted in the manner as contemplated in the Exchange Agreement will not be recognized and enforced by the courts of The Netherlands, subject to the conditions and limitations of the Convention on the Recognition and Enforcement of Foreign Arbitral Awards (10 June 1958, New York) and the rules and regulations promulgated pursuant thereto.

6 The opinions expressed above are subject to the following qualifications:

          a Our opinions expressed herein are subject to and limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting the enforcement of agreements generally.

          b Delivery of documents is not a concept of Dutch law and we have therefore assumed the due delivery of the Exchange Agreement by each of the parties thereto under any applicable law in which such concept is relevant.

          c Any provision of the Exchange Agreement stating that any rights and obligations thereunder shall bind successors and assigns of any party thereto may not be enforceable in the absence of further agreement and documentation.

          d Matters of limitation of rights and procedures created by an agreement are governed by the statute of limitation of the law applicable to each

[Coopers & Lybrand letterhead]


Stoneridge Inc.
Draft of 7 October 1997
Page 4

                    violation of any provision of the Articles of the Seller on any provision of, or rule or regulation under, the law of The Netherlands, applicable to companies generally;

          e the courts of The Netherlands will observe and give effect to the choice of the laws of the State of Ohio, United States of America, as the law governing the Exchange Agreement in any proceedings in relation to such agreement on the basis and within the scope of and subject to the limitations imposed by the 1980 Rome Convention on the Law Applicable to Contractual Obligations (the "Rome Convention").

                    With the express reservation that as Dutch lawyers we are not qualified to assess the exact meaning and consequences of the terms of the Exchange Agreement under the laws of the State of Ohio, on the face of such agreement we are not aware of any provision that is likely to be manifestly incompatible with Netherlands' public policy (article 16 Rome Convention) or that is likely to give time to situations where mandatory rules of Netherlands' law will prevail over the chosen law of the Exchange Agreement (article 7(2) Rome Convention). It should also be noted that we are not aware of any published order, ruling or decision of a Netherlands court, in which such a court ban gives overriding effect to foreign mandatory rules pertaining to a law other than the chosen (or applicable) law or Netherlands' law (article 7(1) Rome Convention) in commercial or financial litigation brought before such courts;

          f no consents, licenses, approvals or authorizations of any governmental or other authority or agency in the Netherlands are required by law in connection with the execution, delivery and performance of the Exchange Agreement by the Seller;

          g no filing or registration of the Exchange Agreement is necessary under Dutch law;

[Coopers & Lybrand letterhead]


Stoneridge Inc.
Draft of 7 October 1997
Page 8

          l We express no opinion as to the effect of the Exchange Agreement on assets situated outside The Netherlands. The effectiveness of the Exchange Agreement as regards such assets is governed by law other than Dutch law.

          m We have assumed that the relevant Extract fully and accurately reflects the corporate status and position of the Seller. It is noted, however, that the Extract many not completely and accurately reflect such status and position insofar as there may be a delay between the taking of a corporate action (such as the issuance of shares, the appointment or removal of a director, a winding-up (ontbinding) or suspension of payment resolution or the making of a court order, like a winding-up, suspension of payment or bankruptcy order) and the filing of the necessary documentation at the Trade Register and a further delay between such filing and an entry appearing on the file of the relevant party at the Trade Register.

          n We note that it is to be expected that as from 1 January 1999 the lawful currency of each of the Member States of the European Union, which will for such a date participate in the European Monetary Union, will be replaced by the euro, and that as from a date to be set by such Member States (which date may be no later than 1 January 2002) any obligations in the lawful currency of any participating Member States can only be discharged in euro (relevantie dient nog onderzocht te worden).

          o We have assumed that each of the Documents which were executed prior to the date hereof remain in full force and effect and that none of them has been amended, varied or canceled.

          p It is assumed that the Exchange Agreement constitutes valid, binding and enforceable obligations of the parties thereto under the laws to which they are subject.

          q Unless a Treaty provides otherwise, a judgment rendered by a foreign court will not be directly enforceable in The Netherlands and in the

[Coopers & Lybrand letterhead]


Stoneridge Inc.
Draft of 7 October 1997
Page 9

                    absence of applicable Treaty provisions it will be necessary to bring the matter before a Netherlands' court, which may give such effect to the foreign judgment as it deems appropriate;

          r In issuing this opinion we do not assume any obligation to notify or to inform you of any developments subsequent to its date that might render its contents unique or inaccurate in whole or in part at such time.

This opinion, which is strictly limited to the matters stated herein and which is not to be read as extending by implication to any other matter in connection with the Documents or otherwise, is given on the basis that it is governed by and to be construed in accordance with Dutch law and that any action, arising out of it, is to be determined by the competent court in Amsterdam which shall have exclusive jurisdiction in relation thereto. We do not assume any obligation to advise you (or any other person entitled to rely on this opinion) of any subsequent change in, or in the interpretation of, Dutch law.


Benefit of opinion
------------------

This opinion is given solely for the benefit of yourselves, in this particular matter and the context specified herein. It may not, without our prior written consent, be transmitted or otherwise disclosed to, or relied upon by, others, referred to in any other matter or context whatsoever, or be quoted or made public in any way.

Yours faithfully,

[Coopers & Lybrand letterhead]


Stoneridge Inc.
Draft of 7 October 1997
Page 10




Rudolph A.I. Snethlage

                                 EXHIBIT 7.2 (C)

                  From:    Berifors Holding BV


                  To:      Stoneridge Inc.




                  Undersigned hereby warrants that the conditions set forth in paragraphs 7.1 (b) and 7.2 in the Stock Exchange Agreement have been satisfied.



                  Stockholm October 6, 1997



                  Berifors Holding BV

                  /s/ Sten Forseke
                  ----------------------------------------
                  Sten Forseke

                         STOCK EXCHANGE OPTION AGREEMENT

                                     BETWEEN

                                STONERIDGE, INC.,

                                       AND

                                    KARE ESP

                         Dated September October 6, 1997

                                TABLE OF CONTENTS
                                -----------------

                                                                            Page
                                                                            ----

         Grant of Option to Purchase..........................................1

         1.1      Grant of Option to Purchase.................................1
         1.2      Option Period and Excercise of the Option...................1
         1.3      Stock Exchange Agreement....................................1

2.       Consideration........................................................2

         2.1      Exchange of Shares..........................................2

3.       Representations and Warranties.......................................2

         3.1      Conversion Transaction......................................2
         3.2      Authority; No Conflicts.....................................2
         3.3      Ownership...................................................2
         3.4      Compliance with Applicable Laws.............................2
         3.5      Absence of Changes or Events................................3
         3.6      Contracts and Customers.....................................3
         3.7      Litigation..................................................3
         3.8      The Buyer's IPO.............................................3
         3.9      Securities Matters..........................................3

4.       Representations and Warranties of the Buyer..........................3

         4.1      Authority; No Conflicts.....................................4
         4.2      Stoneridge Shares...........................................4

5.       Covenants............................................................4

         5.1      Certain Actions.............................................4
         5.2      Reasonable Best Efforts.....................................4
         5.3      Antitrust Filing............................................4
         5.4      Notification of Certain Matters.............................4
         5.5      Fees and Expenses...........................................5
         5.6      Lockup Agreements...........................................5
         5.7      Certain Restrictions........................................5

6.       The Closing..........................................................6

         6.1      Date and Place of Closing...................................6
         6.2      Deliveries at Closing.......................................6

7.       Amendment; Waiver....................................................6

         7.1      Amendment...................................................6
         7.2      Extension; Waiver...........................................6

8.       Survival of Representations and Warranties;
         Indemnification......................................................7

                                                                           Page
                                                                           ----

         8.1      Survival of Representations and Warranties..................7
         8.2      Indemnification.............................................7
         8.3      Satisfaction of Indemnification.............................7

9.       Miscellaneous........................................................8

         9.1      Validity....................................................8
         9.2      Notices.....................................................8
         9.3      Governing Law; Dispute Resolution...........................8
         9.4      Headings....................................................9
         9.5      Parties in Interest.........................................9
         9.6      Counterparts................................................9
         9.7      Press Releases..............................................9
         9.8      Entire Agreement............................................9

                            STOCK EXCHANGE AGREEMENT

                              Dated October 6, 1997
                              ---------------------


                  The parties to this Stock Exchange Option Agreement (the "Agreement") are Stoneridge, Inc., an Ohio corporation (the "Buyer"), and Kare Esp, an individual (the "Shareholders").

                  WHEREAS, the Shareholder is the holder of certain indebtedness of Berifors AB, a Swedish corporation (the "Company") which indebtedness is, at the option of the Shareholder, convertible into common equity of the Company (the "Convertible Debt").

                  WHEREAS, prior to the Closing, the Convertible Debt will be so converted and the Shareholder will be the holder of record of 135 shares of capital stock of the Company, representing 2.35% of all of the issued and outstanding equity interests of any class of the Company (the "Shares");

                  WHEREAS, the Company owns all of the issued and outstanding stock of each of the following entities; Berifors Production AB, Berifors Electronic AB and Berifors GmbH Electronics (each a "Subsidiary," collectively the "Subsidiaries");

                  WHEREAS, the Shareholder wishes to grant to the Buyer an option to purchase from the Shareholder, the Shares pursuant to the terms and subject to the conditions set forth herein.

                  Accordingly, the parties agree as follows:

1.       Grant of Option to Purchase.
         ----------------------------

         1.1 GRANT OF OPTION TO PURCHASE. The Shareholder hereby and on the terms and subject to the conditions hereof grants the Buyer an irrevocable right of option to purchase from the Shareholder, at the Closing, the Shares (the "Options"). At the Closing, the Shareholder shall deliver to the Buyer the certificates representing the Shares (the "Certificates") properly endorsed. The Option is conditional upon consummation of the Buyer's IPO (as defined in Section 3.8)

         1.2 OPTION PERIOD AND EXERCISE OF THE OPTION. If the Buyer whishes to exercise the option, he shall during the period of January 1 - February 28, 1998 provide the Shareholder with written notice thereof. In such notice the Buyer shall designate a date and time on which the closing of the exchange of shares contemplated by this agreement shall take place, Section 6.1 refers. Such date must not be earlier than two weeks and no later than four weeks from the date when such notice was duly given, Section 9.2 refers.

         1.3 STOCK EXCHANGE AGREEMENT. Upon Closing, this Agreement shall transform into a Stock Exchange Agreement and governed all aspects of the relations between the parties even following the exchange of shares pursuant herewith. Accordingly, no new or additional agreement shall be entered into between the parties as a result of the Buyer's exercise of the Option.

21       Consideration.
         --------------

         2.1 EXCHANGE OF SHARES. At the Closing, in payment in full for the Shares, the Buyer shall sell, transfer and deliver to the Shareholder, and the Shareholder shall acquire from the Buyer, 26,250 unregistered Common Shares, without par value, of the Buyer (the "Stoneridge Shares"). The number of Stoneridge Shares shall not be revised if the actual price at which such shares will be sold differs from the parties current estimate of the price at which the Buyer's common shares are most likely to be sold to the public in the Buyer's IPO (as defined in Section 3.8) or if the exchange rate between U.S. $ and SEK changes.

3. REPRESENTATIONS AND WARRANTIES. Unless otherwise reported to the Buyer or discussed at any meeting with the Board of Directors of the Company at which meeting any of the Directors representing the Buyer has been present, the Shareholder represents and warrants to the Buyer as follows:

         3.1 CONVERSION TRANSACTION. The conversion of all of the Convertible Debt into the Shares has been consummated or will be consummated immediately prior to the Closing (the "Conversion Transaction"). Upon the consummation of the Conversion Transaction, the Company will have no remaining obligation to the shareholder with respect to the Convertible Debt, whether financial or otherwise.

         3.2 AUTHORITY; NO CONFLICTS. The execution and delivery of this Agreement and the applicable documents relating to the Conversion Transaction (the "Conversion Transaction Documents") do not and did not, and the consummation of the transactions contemplated hereby and thereby constitute the valid and binding obligations of the Shareholder, enforceable in accordance with their terms, and will not and did not, (a) result in any violation of or default under, or give rise to a right of termination or acceleration of any obligation or to loss of a material benefit under, any material contract, agreement or arrangement to which the Shareholder is a party or by which the Shareholder may be bound, or (b) violate any material judgment, statute, law or rule applicable to the Shareholder.

         3.3 OWNERSHIP. Immediately prior to the Closing, the Shareholder will own the Shares free and clear of all encumbrances, security interests and restrictions whatsoever.

         3.4 COMPLIANCE WITH APPLICABLE LAWS. To the best knowledge of the Shareholder, the business and affairs of the Company and each Subsidiary have been conducted in compliance with all applicable laws, rules and regulations of any governmental authority, except to the extant noncompliance would not have a material adverse effect on the business or financial condition of any such entity,

         3.5 ABSENCE OF CHANGES OR EVENTS. To the best knowledge of the Shareholder, since December 31, 1996, the business of the Company and each Subsidiary has been conducted in the ordinary course and there has not been any material adverse change in the business or financial condition of the Company or any Subsidiary, or any event which could reasonably be expected to result in any such material adverse change.

         3.6 CONTRACTS AND CUSTOMERS. To the best knowledge of the Shareholder, neither the Company nor any Subsidiary is in breach or default under any contract or agreement which the Company or any Subsidiary is bound, except for any such breach or default which could not reasonably be expected to have a material adverse effect on the Company or any Subsidiary.

         3.7 LITIGATION. To the best knowledge of the Shareholder, there are no actions, suits, arbitrations or investigations pending or threatened against the Company or any Subsidiary except actions, suits, arbitrations or investigations which, individually or in the aggregate, have not had and if adversely determined or resolved, could not reasonably be expected to have a material adverse effect on the business or financial condition of the Company or any Subsidiary.

         3.8 THE BUYER'S IPO. The Shareholder acknowledges that the Buyer filed with the United States Securities and Exchange Commission a Registration Statement on Form S-1 an August 8, 1997 (the "Registration Statement"), relating to a proposed initial public offering of the Buyer's common shares (the "Buyer's IPO"). The Shareholder further acknowledges that the Buyer's IPO may or may not be consummated, for reasons within or without the Buyer's controls that the Buyer, in its sole discretion, may determine not to consummate the Buyer's IPO and that, if consummated, the Buyer's IPO may be consummated on terms and conditions other than those disclosed in the Registration Statement.

         3.9 SECURITIES MATTERS. The Shareholder acknowledges that (i) the Buyer has delivered to him a copy of the Registration Statement, (ii) he has had an opportunity to meet with representatives of the Buyer and to obtain all of the information he has requested regarding the Buyer, and has received complete and satisfactory answers to any questions posed by him to representatives of the Buyer, and (iii) the Stoneridge Shares are not registered with any foreign, U.S. or state securities or other governmental authority, that the Buyer has no current plans to register the Stoneridge Shares, and that the Shareholder has no right to require the Buyer to register any Stoneridge Shares with any such authority. The Shareholder agrees to hold the Stoneridge Shares subject to any and all applicable restrictions.

4. REPRESENTATIONS AND WARRANTIES OF THE BUYER. The Buyer hereby represents and warrants to the Shareholder as follows:

         4.1 AUTHORITY; NO CONFLICTS. The Buyer is a corporation duly formed validly existing and in good standing under the laws of its jurisdicton of incorporation. This Agreement and the transactions contemplated hereby have been duly authorized by all requisite board of director and stockholder action on the part of the Buyer and this Agreement, following the Buyer's exercise of the Option as set out in Section 1.2, constitutes a valid and binding obligation of the Buyer, enforceable against the Buyer in accordance with its terms. With respect to the Buyer, the information contained in the "Red Herring" -prospectus as well as the final prospectus governing the Buyer's IPO (Section 3.8 refers), is true and correct in all material respects.

         4.2 STONERIDGE SHARES. Immediately prior to the Closing, the Stoneridge Shares will have been duly authorized and, upon payment of the consideration therefor as set forth in this Agreement, will be validly issued, fully paid and nonassessable.

5.       Covenants
         ---------

         5.1 CERTAIN ACTIONS. No party will take any action or refrain from taking any action that would cause any representation or warranty of such party to become or not be true and correct.

         5.2 REASONABLE BEST EFFORTS. Following the Buyer's exercise of the Option as set out in Section 1.2, each party shall use its reasonable best efforts to cause the fulfillment at or prior to the Closing of all the conditions to such other party's obligation to consummate the transactions contemplated by this Agreement.

         5.3 ANTITRUST FILING. The Shareholder shall cooperate with the Buyer in the Buyer's filing of this Agreement in connection with the antitrust laws of any government which has jurisdiction over the parties and, if reasonably requested by the Buyer, In the Buyer's efforts to file any documents relating thereto, including the gathering of information related to such filing.

         5.4 NOTIFICATION OF CERTAIN MATTERS. Following the Buyer's exercise of the Option as set out in Section 1.2, the Shareholder shall give prompt notice to the Buyer, and the Buyer shall give prompt notice to the Shareholder, of (i) the occurrence or nonoccurrence of any event which is likely to cause any representation or warranty of the notifying party in this Agreement to be untrue or inaccurate at or prior to the Closing and (ii) any failure of the notifying party to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it under this Agreement; provided, however, that the delivery of any notice pursuant to this Section 5.4 shall not limit or otherwise affect the remedies available under this Agreement to any of the party receiving such notice.

         5.5 FEE AND EXPENSES. All costs and expenses incurred in connection with this Agreement and the transactions contemplated by this Agreement shall be paid by the party incurring the cost or expense.

         5.6 LOCKUP AGREEMENTS. The Shareholder shall cause all parties which acquire a direct or indirect interest in the Stoneridge Shares to execute and deliver to the Buyer's underwriters, in connection with the Buyer's IPO, "lockup" or other similar agreements restricting the transfer of the Stoneridge Shares for a period not in excess of one year following the date of the consummation of the Buyer's IPO, in form and substance requested by the Buyer.

         5.7      Certain Restrictions.
                  ---------------------

                  (a) COVENANT NOT TO COMPETE. The Shareholder agrees that he will not, during the period commencing on the date hereof and ending on the second anniversary of the date on which he ceases to be employed by, or otherwise affiliated with, the Company, engage, directly or indirectly, or otherwise, in any or all of the following activities in any country in which (A) with respect to the period during which he is employed by or otherwise affiliated with the Company, the Company is engaged in business during such period, and (B) with respect to the period following the date on which he ceases to be employed by or otherwise affiliated with the Company (the "Separation Date"), any country in which the Company is engaged in business on the Separation Date:

                           (i) enter into or engage in any business which
                  competes with any business conducted by the Company (A) with respect to the period during which he is employed by or otherwise affiliated with the Company, any business conducted by the Company during such period, and (B) with respect to the period following the Separation Date, any business in which the Company is engaged on the Separation Date (such businesses, the "Applicable Businesses"); or

                           (ii) solicit customers or business patronage which
                  may result in competition with any Applicable Business or may result in any customer ceasing to be a customer of the Company with respect to any Applicable Business.

                  (b) COVENANT AGAINST DISCLOSURE. The Shareholder agrees, from and after the date hereof, except as necessary in the performance of his duties on behalf of the Company, not to (i) disclose to any person, association, firm, corporation or other entity in any manner, directly or indirectly, any information or data relevant to the business of the Company, whether of a technical or commercial nature.

                  (c) COVENANT AGAINST HIRING. The Shareholder agrees that he will not, during the period commencing on the date hereof and ending on the second anniversary of the date on which he ceases to be employed by, or otherwise affiliated with, the Company, take any action which would induce any employee or representative of the Company not to become or continue as an employee or representative of the Company.

                  (d) INJUNCTIVE RELIEF. The Shareholder acknowledges and agrees that the remedies at law of the Company or the Buyer for any breach of any of his obligations under this Section 5.7 hereof would be inadequate, and agrees and consents that temporary and permanent injunctive relief may be granted in a proceeding which may be brought to enforce any provision of this Section 5.7 without the necessity of proof of actual damage.

6.       The Closing.
         ------------

         6.1 DATE AND PLACE OF CLOSING. The closing of the transactions contemplated hereby (the "Closing") shall take place on such date and time as is designated by the Buyer (the "Closing Date"), at the offices of Advokatfirman Cederquist KB, Nybrekajen 15, 111 96 Stockholm, Sweden.

         6.2      Deliveries at Closing.
                  ----------------------

         (a) At the Closing, the Shareholder shall deliver or cause to be delivered to the Buyer the Certificates (as defined in Section 1.1).

         (b) At the Closing, the Buyer shall cause to be delivered to the Shareholder certificates representing the Stoneridge Shares, duly registered in the name of the Seller.

         (c) Notwithstanding the foregoing provisions of this Section 6.2, not less than three (3) days prior to the Closing, all documents and instruments to be delivered under this Section 6.2 shall be delivered to Advokatfirman Cederquist KB, as escrow agent, and the release thereof from escrow shall be subject only to the duly perfected Closing.

7.       Amendment; Waiver.
         ------------------

         7.1 AMENDMENT. This Agreement may not be amended, except by an instrument in writing signed on behalf of all the parties.

         7.2 EXTENTION; WAIVER. At any time prior to the Closing, the Buyer, may
(a) extend the time for the performance of any of the obligations or other acts of the Shareholder in this Agreement, (b) waive any inaccuracies in the representations and warranties by the Shareholder or in any document, certificate or writing delivered pursuant to this Agreement by the Shareholder, or (c) waive compliance with any of the agreements or conditions in this Agreement. Any agreement by the Buyer to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf the Buyer.

8. Survival of Representations and Warranties; Indemnification.
   ------------------------------------------------------------

         8.1 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The representations and warranties contained in this Agreement or in any certificate, document or instrument delivered pursuant to this Agreement shall survive the Closing. Any investigation by or on behalf of any party hereto shall not constitute a waiver as to enforcement of any representation or warranty.

         8.2 INDEMNIFICATION. Notwithstanding the Closing, the Buyer, on the one hand, the Shareholder, on the other hand (as applicable, the "Indemnifying Party"), covenant and agree to defend, indemnify and hold harmless the Shareholder, on the one hand, and the Buyer, on the other hand, and, as applicable, their respective officers, directors, partners, employees, agents, advisers and representatives, on the one hand (such parties, as applicable, the "Indemnified Parties"), from and against, and pay or reimburse each such person for, any and all claims, liabilities, obligations, losses, fines, costs, proceedings or damages (whether absolute, accrued, conditional or otherwise, and whether or not resulting from third party claims), including out-of-pocket expenses and reasonable attorneys' and accountants' fees incurred in the investigation or defense of any of the same or in asserting any of their respective rights hereunder (collectively, "Losses") resulting from or arising out of any breach or inaccuracy of any representation or warranty (or the schedules relating thereto) or nonperformance of any covenant of the Indemnifying Party.

         8.3 SATISFACTION OF INDEMNIFICATION. In the event that an Indemnifying Party is required to indemnify an Indemnified Party pursuant to Section 8.2, (a) if the Indemnifying Party is the Shareholder, such indemnification obligation shall be satisfied, to the extent of the value thereof, by the delivery of such number of Stoneridge Shares as have a value equal to the amount of the Losses to be indemnified (it being agreed that each Stoneridge Share shall have a value for purposes of this Section 8.3 equal to what such shares are priced to be sold to the public in the Buyer's IPO (as defined in Section 3.8)(the "IPO Price"), with the balance, if any, paid in cash, and (b) if the Indemnifying Party is the Buyer, such indemnification obligation shall be satisfied by the payment of cash in the amount of the Losses to be indemnified. All payments of cash under this Section 8.3 shall be made in United States Dollars.

9.       Miscellaneous.
         -------------

         9.1 VALIDITY. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

         9.2 NOTICES. All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be deemed to have been duly given when delivered in person, by facsimile transmission with confirmation of receipt, or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties as follows:

                         if to the Buyer:

                         Stoneridge, Inc.
                         9400 East Market Street
                         Warren, Ohio 44484
                         Attention:  Mr. Cloyd J. Abruzzo

                         with a copy to:

                         Baker & Hostetler LLP
                         3200 National City Center
                         1900 East 9th Street
                         Cleveland, Ohio 44114-3485
                         Telecopier:  (216) 696-0740
                         Attention:  Mr. Avery S. Cohen

                         if to the Shareholder:

                         Kare Esp
                         Vinbarsvagen 8
                         194 66 UPPLANDS VASBY
                         SWEDEN



or to such other address as the person to whom notice is given may have previously furnished to the others in writing in the manner set forth above (provided that notice of any change of address shall be effective only upon receipt of notice of the change).

         9.3 GOVERNING LAW; DISPUTE RESOLUTION. This Agreement shall be governed by and construed in accordance with the law of the State of Ohio, U.S.A., regardless of the law that might otherwise govern under principles of conflicts of laws applicable thereto. Any controversy or claim arising out of or relating to this Agreement, or the breach thereof or relationship created thereby, which is not settled through negotiation shall be resolved exclusively by arbitration under the auspices of and in accordance with the Rules of Conciliation and Arbitration of the International Chamber of Commerce then in effect. The arbitration shall be held in London, England. The arbitration shall be heard before three arbitrators, one to be chosen by the Buyer, one to be chosen by the Shareholder and the third to be chosen by those two arbitrators. The arbitration shall be conducted in the English language. The arbitration shall be final and binding on the parties, and shall not be subject to any appeal. Judgment on the award of the arbitrators may be entered by any court having jurisdiction to do so. Notwithstanding any other provision of this Agreement, any party shall be entitled to seek injunctive or other provisional relief from any court of competent jurisdiction pending the final decision or award of the arbitrators.

         9.4 HEADINGS. The headings in this Agreement are for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

         9.5 PARTIES IN INTEREST. This Agreement shall be binding upon and inure solely to the benefit of each party to this Agreement, and nothing in this Agreement, express or implied, is intended to confer upon any other person any rights or remedies of any nature under or by reason of this Agreement.

         9.6 COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed to be an original but all of which shall constitute one and the same agreement.

         9.7 PRESS RELEASES. The Shareholder shall obtain Buyer's written consent before issuing any press release or otherwise making any public statement with respect to the transactions contemplated by this Agreement, and shall not issue any such press release or make any such public statement prior to such consultation, except as may be required by law.

         9.8 ENTIRE AGREEMENT. This Agreement constitutes the entire agreement among the parties with respect to its subject matter and supersedes all other prior agreements and understandings, both written and oral, among the parties with respect to that subject matter. In the event of any dispute regarding this Agreement, this English version of this Agreement shall control.

         Space intentionally left blank.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first written above.

                                             STONERIDGE,
                                             INC.



                                             By: /s/ Avery S. Cohen
                                                --------------------------------
                                             Name:   Avery S. Cohen
                                             Title: Secretary



                                             SHAREHOLDER:

                                             /s/ Kare Esp
                                             -----------------------------------
                                             Kare Esp

                         STOCK EXCHANGE OPTION AGREEMENT

                                     BETWEEN

                                STONERIDGE, INC.,

                                       AND

                                Johan Hoglund

                         Dated September October 6, 1997

                                TABLE OF CONTENTS
                                -----------------

                                                                            Page
                                                                            ----

         Grant of Option to Purchase..........................................1

         1.1      Grant of Option to Purchase.................................1
         1.2      Option Period and Excercise of the Option...................1
         1.3      Stock Exchange Agreement....................................1

2.       Consideration........................................................2

         2.1      Exchange of Shares..........................................2

3.       Representations and Warranties.......................................2

         3.1      Conversion Transaction......................................2
         3.2      Authority; No Conflicts.....................................2
         3.3      Ownership...................................................2
         3.4      Compliance with Applicable Laws.............................2
         3.5      Absence of Changes or Events................................3
         3.6      Contracts and Customers.....................................3
         3.7      Litigation..................................................3
         3.8      The Buyer's IPO.............................................3
         3.9      Securities Matters..........................................3

4.       Representations and Warranties of the Buyer..........................3

         4.1      Authority; No Conflicts.....................................4
         4.2      Stoneridge Shares...........................................4

5.       Covenants............................................................4

         5.1      Certain Actions.............................................4
         5.2      Reasonable Best Efforts.....................................4
         5.3      Antitrust Filing............................................4
         5.4      Notification of Certain Matters.............................4
         5.5      Fees and Expenses...........................................5
         5.6      Lockup Agreements...........................................5
         5.7      Certain Restrictions........................................5

6.       The Closing..........................................................6

         6.1      Date and Place of Closing...................................6
         6.2      Deliveries at Closing.......................................6

7.       Amendment; Waiver....................................................6

         7.1      Amendment...................................................6
         7.2      Extension; Waiver...........................................6

8.       Survival of Representations and Warranties;
         Indemnification......................................................7

                                                                           Page
                                                                           ----

         8.1      Survival of Representations and Warranties..................7
         8.2      Indemnification.............................................7
         8.3      Satisfaction of Indemnification.............................7

9.       Miscellaneous........................................................8

         9.1      Validity....................................................8
         9.2      Notices.....................................................8
         9.3      Governing Law; Dispute Resolution...........................8
         9.4      Headings....................................................9
         9.5      Parties in Interest.........................................9
         9.6      Counterparts................................................9
         9.7      Press Releases..............................................9
         9.8      Entire Agreement............................................9

                            STOCK EXCHANGE AGREEMENT

                              Dated October 6, 1997
                              ---------------------


                  The parties to this Stock Exchange Option Agreement (the "Agreement") are Stoneridge, Inc., an Ohio corporation (the "Buyer"), and Johan Hoglund, an individual (the "Shareholders").

                  WHEREAS, the Shareholder is the holder of certain indebtedness of Berifors AB, a Swedish corporation (the "Company") which indebtedness is, at the option of the Shareholder, convertible into common equity of the Company (the "Convertible Debt").

                  WHEREAS, prior to the Closing, the Convertible Debt will be so converted and the Shareholder will be the holder of record of 135 shares of capital stock of the Company, representing 2.35% of all of the issued and outstanding equity interests of any class of the Company (the "Shares");

                  WHEREAS, the Company owns all of the issued and outstanding stock of each of the following entities; Berifors Production AB, Berifors Electronic AB and Berifors GmbH Electronics (each a "Subsidiary," collectively the "Subsidiaries");

                  WHEREAS, the Shareholder wishes to grant to the Buyer an option to purchase from the Shareholder, the Shares pursuant to the terms and subject to the conditions set forth herein.

                  Accordingly, the parties agree as follows:

1.       Grant of Option to Purchase.
         ----------------------------

         1.1 GRANT OF OPTION TO PURCHASE. The Shareholder hereby and on the terms and subject to the conditions hereof grants the Buyer an irrevocable right of option to purchase from the Shareholder, at the Closing, the Shares (the "Options"). At the Closing, the Shareholder shall deliver to the Buyer the certificates representing the Shares (the "Certificates") properly endorsed. The Option is conditional upon consummation of the Buyer's IPO (as defined in Section 3.8)

         1.2 OPTION PERIOD AND EXERCISE OF THE OPTION. If the Buyer whishes to exercise the option, he shall during the period of January 1 - February 28, 1998 provide the Shareholder with written notice thereof. In such notice the Buyer shall designate a date and time on which the closing of the exchange of shares contemplated by this agreement shall take place, Section 6.1 refers. Such date must not be earlier than two weeks and no later than four weeks from the date when such notice was duly given, Section 9.2 refers.

         1.3 STOCK EXCHANGE AGREEMENT. Upon Closing, this Agreement shall transform into a Stock Exchange Agreement and governed all aspects of the relations between the parties even following the exchange of shares pursuant herewith. Accordingly, no new or additional agreement shall be entered into between the parties as a result of the Buyer's exercise of the Option.

21       Consideration.
         --------------

         2.1 EXCHANGE OF SHARES. At the Closing, in payment in full for the Shares, the Buyer shall sell, transfer and deliver to the Shareholder, and the Shareholder shall acquire from the Buyer, 26,250 unregistered Common Shares, without par value, of the Buyer (the "Stoneridge Shares"). The number of Stoneridge Shares shall not be revised if the actual price at which such shares will be sold differs from the parties current estimate of the price at which the Buyer's common shares are most likely to be sold to the public in the Buyer's IPO (as defined in Section 3.8) or if the exchange rate between U.S. $ and SEK changes.

3. REPRESENTATIONS AND WARRANTIES. Unless otherwise reported to the Buyer or discussed at any meeting with the Board of Directors of the Company at which meeting any of the Directors representing the Buyer has been present, the Shareholder represents and warrants to the Buyer as follows:

         3.1 CONVERSION TRANSACTION. The conversion of all of the Convertible Debt into the Shares has been consummated or will be consummated immediately prior to the Closing (the "Conversion Transaction"). Upon the consummation of the Conversion Transaction, the Company will have no remaining obligation to the shareholder with respect to the Convertible Debt, whether financial or otherwise.

         3.2 AUTHORITY; NO CONFLICTS. The execution and delivery of this Agreement and the applicable documents relating to the Conversion Transaction (the "Conversion Transaction Documents") do not and did not, and the consummation of the transactions contemplated hereby and thereby constitute the valid and binding obligations of the Shareholder, enforceable in accordance with their terms, and will not and did not, (a) result in any violation of or default under, or give rise to a right of termination or acceleration of any obligation or to loss of a material benefit under, any material contract, agreement or arrangement to which the Shareholder is a party or by which the Shareholder may be bound, or (b) violate any material judgment, statute, law or rule applicable to the Shareholder.

         3.3 OWNERSHIP. Immediately prior to the Closing, the Shareholder will own the Shares free and clear of all encumbrances, security interests and restrictions whatsoever.

         3.4 COMPLIANCE WITH APPLICABLE LAWS. To the best knowledge of the Shareholder, the business and affairs of the Company and each Subsidiary have been conducted in compliance with all applicable laws, rules and regulations of any governmental authority, except to the extant noncompliance would not have a material adverse effect on the business or financial condition of any such entity,

         3.5 ABSENCE OF CHANGES OR EVENTS. To the best knowledge of the Shareholder, since December 31, 1996, the business of the Company and each Subsidiary has been conducted in the ordinary course and there has not been any material adverse change in the business or financial condition of the Company or any Subsidiary, or any event which could reasonably be expected to result in any such material adverse change.

         3.6 CONTRACTS AND CUSTOMERS. To the best knowledge of the Shareholder, neither the Company nor any Subsidiary is in breach or default under any contract or agreement which the Company or any Subsidiary is bound, except for any such breach or default which could not reasonably be expected to have a material adverse effect on the Company or any Subsidiary.

         3.7 LITIGATION. To the best knowledge of the Shareholder, there are no actions, suits, arbitrations or investigations pending or threatened against the Company or any Subsidiary except actions, suits, arbitrations or investigations which, individually or in the aggregate, have not had and if adversely determined or resolved, could not reasonably be expected to have a material adverse effect on the business or financial condition of the Company or any Subsidiary.

         3.8 THE BUYER'S IPO. The Shareholder acknowledges that the Buyer filed with the United States Securities and Exchange Commission a Registration Statement on Form S-1 an August 8, 1997 (the "Registration Statement"), relating to a proposed initial public offering of the Buyer's common shares (the "Buyer's IPO"). The Shareholder further acknowledges that the Buyer's IPO may or may not be consummated, for reasons within or without the Buyer's controls that the Buyer, in its sole discretion, may determine not to consummate the Buyer's IPO and that, if consummated, the Buyer's IPO may be consummated on terms and conditions other than those disclosed in the Registration Statement.

         3.9 SECURITIES MATTERS. The Shareholder acknowledges that (i) the Buyer has delivered to him a copy of the Registration Statement, (ii) he has had an opportunity to meet with representatives of the Buyer and to obtain all of the information he has requested regarding the Buyer, and has received complete and satisfactory answers to any questions posed by him to representatives of the Buyer, and (iii) the Stoneridge Shares are not registered with any foreign, U.S. or state securities or other governmental authority, that the Buyer has no current plans to register the Stoneridge Shares, and that the Shareholder has no right to require the Buyer to register any Stoneridge Shares with any such authority. The Shareholder agrees to hold the Stoneridge Shares subject to any and all applicable restrictions.

4. REPRESENTATIONS AND WARRANTIES OF THE BUYER. The Buyer hereby represents and warrants to the Shareholder as follows:

         4.1 AUTHORITY; NO CONFLICTS. The Buyer is a corporation duly formed validly existing and in good standing under the laws of its jurisdicton of incorporation. This Agreement and the transactions contemplated hereby have been duly authorized by all requisite board of director and stockholder action on the part of the Buyer and this Agreement, following the Buyer's exercise of the Option as set out in Section 1.2, constitutes a valid and binding obligation of the Buyer, enforceable against the Buyer in accordance with its terms. With respect to the Buyer, the information contained in the "Red Herring" -prospectus as well as the final prospectus governing the Buyer's IPO (Section 3.8 refers), is true and correct in all material respects.

         4.2 STONERIDGE SHARES. Immediately prior to the Closing, the Stoneridge Shares will have been duly authorized and, upon payment of the consideration therefor as set forth in this Agreement, will be validly issued, fully paid and nonassessable.

5.       Covenants
         ---------

         5.1 CERTAIN ACTIONS. No party will take any action or refrain from taking any action that would cause any representation or warranty of such party to become or not be true and correct.

         5.2 REASONABLE BEST EFFORTS. Following the Buyer's exercise of the Option as set out in Section 1.2, each party shall use its reasonable best efforts to cause the fulfillment at or prior to the Closing of all the conditions to such other party's obligation to consummate the transactions contemplated by this Agreement.

         5.3 ANTITRUST FILING. The Shareholder shall cooperate with the Buyer in the Buyer's filing of this Agreement in connection with the antitrust laws of any government which has jurisdiction over the parties and, if reasonably requested by the Buyer, In the Buyer's efforts to file any documents relating thereto, including the gathering of information related to such filing.

         5.4 NOTIFICATION OF CERTAIN MATTERS. Following the Buyer's exercise of the Option as set out in Section 1.2, the Shareholder shall give prompt notice to the Buyer, and the Buyer shall give prompt notice to the Shareholder, of (i) the occurrence or nonoccurrence of any event which is likely to cause any representation or warranty of the notifying party in this Agreement to be untrue or inaccurate at or prior to the Closing and (ii) any failure of the notifying party to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it under this Agreement; provided, however, that the delivery of any notice pursuant to this Section 5.4 shall not limit or otherwise affect the remedies available under this Agreement to any of the party receiving such notice.

         5.5 FEE AND EXPENSES. All costs and expenses incurred in connection with this Agreement and the transactions contemplated by this Agreement shall be paid by the party incurring the cost or expense.

         5.6 LOCKUP AGREEMENTS. The Shareholder shall cause all parties which acquire a direct or indirect interest in the Stoneridge Shares to execute and deliver to the Buyer's underwriters, in connection with the Buyer's IPO, "lockup" or other similar agreements restricting the transfer of the Stoneridge Shares for a period not in excess of one year following the date of the consummation of the Buyer's IPO, in form and substance requested by the Buyer.

         5.7      Certain Restrictions.
                  ---------------------

                  (a) COVENANT NOT TO COMPETE. The Shareholder agrees that he will not, during the period commencing on the date hereof and ending on the second anniversary of the date on which he ceases to be employed by, or otherwise affiliated with, the Company, engage, directly or indirectly, or otherwise, in any or all of the following activities in any country in which (A) with respect to the period during which he is employed by or otherwise affiliated with the Company, the Company is engaged in business during such period, and (B) with respect to the period following the date on which he ceases to be employed by or otherwise affiliated with the Company (the "Separation Date"), any country in which the Company is engaged in business on the Separation Date:

                           (i) enter into or engage in any business which
                  competes with any business conducted by the Company (A) with respect to the period during which he is employed by or otherwise affiliated with the Company, any business conducted by the Company during such period, and (B) with respect to the period following the Separation Date, any business in which the Company is engaged on the Separation Date (such businesses, the "Applicable Businesses"); or

                           (ii) solicit customers or business patronage which
                  may result in competition with any Applicable Business or may result in any customer ceasing to be a customer of the Company with respect to any Applicable Business.

                  (b) COVENANT AGAINST DISCLOSURE. The Shareholder agrees, from and after the date hereof, except as necessary in the performance of his duties on behalf of the Company, not to (i) disclose to any person, association, firm, corporation or other entity in any manner, directly or indirectly, any information or data relevant to the business of the Company, whether of a technical or commercial nature.

                  (c) COVENANT AGAINST HIRING. The Shareholder agrees that he will not, during the period commencing on the date hereof and ending on the second anniversary of the date on which he ceases to be employed by, or otherwise affiliated with, the Company, take any action which would induce any employee or representative of the Company not to become or continue as an employee or representative of the Company.

                  (d) INJUNCTIVE RELIEF. The Shareholder acknowledges and agrees that the remedies at law of the Company or the Buyer for any breach of any of his obligations under this Section 5.7 hereof would be inadequate, and agrees and consents that temporary and permanent injunctive relief may be granted in a proceeding which may be brought to enforce any provision of this Section 5.7 without the necessity of proof of actual damage.

6.       The Closing.
         ------------

         6.1 DATE AND PLACE OF CLOSING. The closing of the transactions contemplated hereby (the "Closing") shall take place on such date and time as is designated by the Buyer (the "Closing Date"), at the offices of Advokatfirman Cederquist KB, Nybrekajen 15, 111 96 Stockholm, Sweden.

         6.2      Deliveries at Closing.
                  ----------------------

         (a) At the Closing, the Shareholder shall deliver or cause to be delivered to the Buyer the Certificates (as defined in Section 1.1).

         (b) At the Closing, the Buyer shall cause to be delivered to the Shareholder certificates representing the Stoneridge Shares, duly registered in the name of the Seller.

         (c) Notwithstanding the foregoing provisions of this Section 6.2, not less than three (3) days prior to the Closing, all documents and instruments to be delivered under this Section 6.2 shall be delivered to Advokatfirman Cederquist KB, as escrow agent, and the release thereof from escrow shall be subject only to the duly perfected Closing.

7.       Amendment; Waiver.
         ------------------

         7.1 AMENDMENT. This Agreement may not be amended, except by an instrument in writing signed on behalf of all the parties.

         7.2 EXTENTION; WAIVER. At any time prior to the Closing, the Buyer, may
(a) extend the time for the performance of any of the obligations or other acts of the Shareholder in this Agreement, (b) waive any inaccuracies in the representations and warranties by the Shareholder or in any document, certificate or writing delivered pursuant to this Agreement by the Shareholder, or (c) waive compliance with any of the agreements or conditions in this Agreement. Any agreement by the Buyer to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf the Buyer.

8. Survival of Representations and Warranties; Indemnification.
   ------------------------------------------------------------

         8.1 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The representations and warranties contained in this Agreement or in any certificate, document or instrument delivered pursuant to this Agreement shall survive the Closing. Any investigation by or on behalf of any party hereto shall not constitute a waiver as to enforcement of any representation or warranty.

         8.2 INDEMNIFICATION. Notwithstanding the Closing, the Buyer, on the one hand, the Shareholder, on the other hand (as applicable, the "Indemnifying Party"), covenant and agree to defend, indemnify and hold harmless the Shareholder, on the one hand, and the Buyer, on the other hand, and, as applicable, their respective officers, directors, partners, employees, agents, advisers and representatives, on the one hand (such parties, as applicable, the "Indemnified Parties"), from and against, and pay or reimburse each such person for, any and all claims, liabilities, obligations, losses, fines, costs, proceedings or damages (whether absolute, accrued, conditional or otherwise, and whether or not resulting from third party claims), including out-of-pocket expenses and reasonable attorneys' and accountants' fees incurred in the investigation or defense of any of the same or in asserting any of their respective rights hereunder (collectively, "Losses") resulting from or arising out of any breach or inaccuracy of any representation or warranty (or the schedules relating thereto) or nonperformance of any covenant of the Indemnifying Party.

         8.3 SATISFACTION OF INDEMNIFICATION. In the event that an Indemnifying Party is required to indemnify an Indemnified Party pursuant to Section 8.2, (a) if the Indemnifying Party is the Shareholder, such indemnification obligation shall be satisfied, to the extent of the value thereof, by the delivery of such number of Stoneridge Shares as have a value equal to the amount of the Losses to be indemnified (it being agreed that each Stoneridge Share shall have a value for purposes of this Section 8.3 equal to what such shares are priced to be sold to the public in the Buyer's IPO (as defined in Section 3.8)(the "IPO Price"), with the balance, if any, paid in cash, and (b) if the Indemnifying Party is the Buyer, such indemnification obligation shall be satisfied by the payment of cash in the amount of the Losses to be indemnified. All payments of cash under this Section 8.3 shall be made in United States Dollars.

9.       Miscellaneous.
         -------------

         9.1 VALIDITY. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

         9.2 NOTICES. All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be deemed to have been duly given when delivered in person, by facsimile transmission with confirmation of receipt, or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties as follows:

                         if to the Buyer:

                         Stoneridge, Inc.
                         9400 East Market Street
                         Warren, Ohio 44484
                         Attention:  Mr. Cloyd J. Abruzzo

                         with a copy to:

                         Baker & Hostetler LLP
                         3200 National City Center
                         1900 East 9th Street
                         Cleveland, Ohio 44114-3485
                         Telecopier:  (216) 696-0740
                         Attention:  Mr. Avery S. Cohen

                         if to the Shareholder:

                         Johan Hoglund
                         Wargentinsgatan 5b
                         112 29 STOCKHOLM
                         SWEDEN



or to such other address as the person to whom notice is given may have previously furnished to the others in writing in the manner set forth above (provided that notice of any change of address shall be effective only upon receipt of notice of the change).

         9.3 GOVERNING LAW; DISPUTE RESOLUTION. This Agreement shall be governed by and construed in accordance with the law of the State of Ohio, U.S.A., regardless of the law that might otherwise govern under principles of conflicts of laws applicable thereto. Any controversy or claim arising out of or relating to this Agreement, or the breach thereof or relationship created thereby, which is not settled through negotiation shall be resolved exclusively by arbitration under the auspices of and in accordance with the Rules of Conciliation and Arbitration of the International Chamber of Commerce then in effect. The arbitration shall be held in London, England. The arbitration shall be heard before three arbitrators, one to be chosen by the Buyer, one to be chosen by the Shareholder and the third to be chosen by those two arbitrators. The arbitration shall be conducted in the English language. The arbitration shall be final and binding on the parties, and shall not be subject to any appeal. Judgment on the award of the arbitrators may be entered by any court having jurisdiction to do so. Notwithstanding any other provision of this Agreement, any party shall be entitled to seek injunctive or other provisional relief from any court of competent jurisdiction pending the final decision or award of the arbitrators.

         9.4 HEADINGS. The headings in this Agreement are for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

         9.5 PARTIES IN INTEREST. This Agreement shall be binding upon and inure solely to the benefit of each party to this Agreement, and nothing in this Agreement, express or implied, is intended to confer upon any other person any rights or remedies of any nature under or by reason of this Agreement.

         9.6 COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed to be an original but all of which shall constitute one and the same agreement.

         9.7 PRESS RELEASES. The Shareholder shall obtain Buyer's written consent before issuing any press release or otherwise making any public statement with respect to the transactions contemplated by this Agreement, and shall not issue any such press release or make any such public statement prior to such consultation, except as may be required by law.

         9.8 ENTIRE AGREEMENT. This Agreement constitutes the entire agreement among the parties with respect to its subject matter and supersedes all other prior agreements and understandings, both written and oral, among the parties with respect to that subject matter. In the event of any dispute regarding this Agreement, this English version of this Agreement shall control.

         Space intentionally left blank.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first written above.

                                             STONERIDGE,
                                             INC.



                                             By: /s/ Avery S. Cohen
                                                --------------------------------
                                             Name:   Avery S. Cohen
                                             Title: Secretary



                                             SHAREHOLDER:

                                             /s/ Johan Hoglund
                                             -----------------------------------
                                             Johan Hoglund